Exhibit 10.36

Confidential

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

LICENSE AND COLLABORATION AGREEMENT

between

F-STAR DELTA LIMITED,

F-STAR BETA LIMITED,

F-STAR BIOTECHNOLOGY LIMITED,

F-STAR BIOTECHNOLOGISCHE FORSCHUNGS-UND

ENTWICKLUNGSGES.M.B.H

AND

ARES TRADING S.A.

Dated as of 13 May 2019

CONFIDENTIAL

- i –

CONFIDENTIAL

THIS LICENSE AND COLLABORATION AGREEMENT is made and entered into on 13 May 2019 (the “Effective Date”) by and between:

(1)

F-STAR DELTA LIMITED, a limited company incorporated under the laws of England and Wales with company number 10543154, whose registered office is at Eddeva B920 Babraham Research Campus, Cambridge, CB22 3AT, United Kingdom (“Delta”);

(2)

F-STAR BETA LIMITED, a limited company incorporated under the laws of England and Wales with company number 9263520, whose registered office is at Eddeva B920 Babraham Research Campus, Cambridge, CB22 3AT, United Kingdom (“Beta”);

(3)

F-STAR BIOTECHNOLOGY LIMITED, a limited company incorporated under the laws of England and Wales with company number 8067987, whose registered office is at Eddeva B920 Babraham Research Campus, Cambridge, CB22 3AT, United Kingdom (“F-star”);

(4)

F-STAR BIOTECHNOLOGISCHE FORSCHUNGS-UND ENTWICKLUNGSGES.M.B.H, a limited liability company incorporated under the laws of the Republic of Austria with registered number FN 279896m - UID ATU62738988, whose registered address is at Schwartzbergplatz 7, A-1030, Vienna, Austria (“F-star GmbH”); and

(5)	ARES TRADING S.A., a private limited company incorporated under the laws of Switzerland, having its registered office at Zone industrielle de l’Ouriettaz, 1170 Aubonne, Switzerland (“Ares”),

(each of Delta, Beta, F-star, F-star GmbH and Ares being a “Party” and together the “Parties”; and each of Delta, Beta, F-star and F-star GmbH being an “F-star Party” and together the “F-star Parties”).

RECITALS

(A)

Delta Controls (as defined in ARTICLE 1) certain intellectual property rights with respect to mAb[2] (as defined in ARTICLE 1) and Licensed Products (as defined in ARTICLE 1) in the Territory (as defined in ARTICLE 1).

(B)

Delta and Ares have agreed to collaborate on the preclinical development of various Subject mAb[2] (as defined in ARTICLE 1). Delta will undertake a program of preclinical development in respect of such Subject mAb[2], in each case in accordance with the terms and conditions set out in this Agreement.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

(C)

The Parties have agreed that, pursuant to this Agreement, the Subject mAb[2] shall be the subject of preclinical programs that will be conducted by Delta until it has completed agreed data packages. On delivery of the relevant data package, on a preclinical program-by-preclinical program basis, Ares will have the option to take over the development of such preclinical program or to terminate this Agreement in respect of such preclinical program. If Ares elects to continue such preclinical program, it shall pay certain payments, e.g. milestone payments and royalties, to Delta.

OPERATIVE PROVISIONS

It is agreed as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement and the Schedules to this Agreement the following capitalised terms, whether used in the singular or plural, shall have the meanings set out below:

1.1	“Accepted mAb² Target Pair” means the Targets bound by a Subject mAb².

1.2

“Adequate Country” means a country or territory outside the European Economic Area that the European Commission has deemed to provide an adequate level of protection for Personal Data pursuant to a decision made in accordance Article 45(1) of the GDPR.

1.3	“Acquisition Notice” shall have the meaning set forth in Section 13.6.2.

1.4

“Adverse Event” means any serious untoward medical occurrence in a patient or subject who is administered a Licensed Product, but only if and to the extent that such serious untoward medical occurrence is required under Applicable Laws to be reported to applicable Regulatory Authorities.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.5

“Affiliate” means, with respect to a Party, any Person that, at the relevant time, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Party. For the purposes of this definition, “control” and, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).

1.6	“Agreement” means this agreement and all Schedules, appendices and other addenda attached hereto as any of the foregoing may be amended in accordance with the provisions of this Agreement.

1.7	“Alliance Manager” has the meaning set forth in Section 2.9.

1.8

“Antibody” means an immunoglobulin (Ig) molecule or fragment thereof that binds to an antigen and shall include monospecific and multispecific immunoglobulin molecules or a nucleic acid-containing molecule that encodes such an immunoglobulin molecule or fragment thereof.

1.9	“Applicable DP Laws” means: (i) the EU GDPR; and (ii) to the extent applicable, the data protection or privacy laws of any other country.

1.10

“Applicable Law” means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, major national securities exchanges or major securities listing organisations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.11

“Approved Subcontractors” means those subcontractors agreed to by the Parties in writing and includes (in the case of sub-contracting by Delta) F-star and Beta and (in the case of sub-contracting by any Party) the subcontractors listed in Schedule 3.5.

1.12	“Ares Background IP” means, collectively, Ares Background Patents and Ares Background Know-How.

1.13

“Ares Background Know-How” means any and all Know-How Controlled by Ares on the Effective Date or during the Term that is developed or invented as a result of performing activities outside the scope of each Preclinical Program Development Plan and that is necessary for the research, discovery or Exploitation of any Subject mAb[2] or Licensed Product.

1.14

“Ares Background Patents” means any and all Patents Controlled by Ares on the Effective Date or during the Term that claim inventions made as a result of performing activities outside the scope of each Preclinical Program Development Plan and that in the absence of a licence would be infringed by the research, discovery or Exploitation of any Subject mAb[2] or Licensed Product.

1.15	“Ares Indemnitees” has the meaning set forth in Section 12.2.

1.16	“Ares IP” means, collectively, Ares Patents and Ares Know-How.

1.17

“Ares Know-How” means any and all Ares Background Know-How together with any Know-How comprised within the Ares Post-Data Package Improvements, in each case that is necessary or useful for the research, discovery or Exploitation of any Subject mAb[2] or Licensed Product.

1.18

“Ares Patents” means any and all Ares Background Patents and any and all Patents that specifically claim any Subject mAb[2] that are comprised within the Ares Post-Data Package Improvements and/or that cover or claim Know-How comprised within Ares Post-Data Package Improvements.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.19	“Ares Post-Data Package Improvements” has the meaning set forth in Section 8.1.6.

1.20

“Beta In-Licences” means any agreement entered into by Beta prior to the Preclinical Program Data Package Delivery Date in respect of any Subject mAb[2] pursuant to which Beta has in-licensed IP that is necessary for the Development or Commercialisation of the relevant Subject mAb[2].

1.21	“Beta IP” means, collectively, Beta Patents and Beta Know-How.

1.22

“Beta Know-How” means any and all Know-How Controlled by Beta on the Effective Date or during the Term, together with any Know-How comprised within the Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements, in each case that is necessary or useful for the research, discovery or Exploitation of any Subject mAb[2]. For the avoidance of doubt, Beta Know-How shall include any Know-How that specifically relates to an Fcab or Fab comprising the components of a Subject mAb[2] but, subject to the foregoing, shall not include the F-star Know-How, or Delta Know-How.

1.23

“Beta Patents” means any and all Patents Controlled by Beta on the Effective Date or during the Term that would be infringed by the research, discovery or Exploitation of any Subject mAb[2], including, but not limited to, the Patents set forth on Schedule 1.23, but excluding the F-star Patents and Delta Patents. For the avoidance of doubt, Beta Patents shall include (i) any Fcab Patents, (ii) any Patents Controlled by Beta that claim a Fab comprised within a Subject mAb[2], and (iii) any Patents comprised within the Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements and/or that cover or claim Know-How comprised within the Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.24	“Beta Post-Data Package Improvements” has the meaning set forth in Section 8.1.6(b).

1.25	“Beta Pre-Data Package Improvements” has the meaning set forth in Section 8.1.5(b).

1.26	“Breaching Party” has the meaning set forth in Section 13.4.

1.27	“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in Frankfurt, Germany and London, England are open for non-automated business.

1.28

“Calendar Quarter” means each successive period of three (3) calendar months commencing on 1st January, 1st April, 1st July and 1st October, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of 1st January, 1st April, 1st July or 1st October after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.29

“Calendar Year” means each successive period of twelve (12) calendar months commencing on 1st January and ending on 31st December, except that the first Calendar Year of the Term shall commence on the Effective Date and end on 31st December of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on 1st January of the year in which the Term ends and end on the last day of the Term.

1.30	[***]

1.31

“Clinical Studies” means Phase I, Phase II, Phase III, Phase IV and such other tests and studies in human subjects that are required by Applicable Law, or otherwise conducted or recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approvals for a Licensed Product for one (1) or more indications, including tests or studies that are intended to expand the approved indications for such Licensed Product.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.32

“Combination Product” means a product containing the Licensed Product together with one or more other active ingredients, or with one or more products, devices, pieces of equipment or components, whether in a single composition or separate composition.

1.33	“Consolidation Requirement” shall have the meaning set forth in Section 11.4.8(c).

1.34

“Commercialisation” means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a molecule or product, including activities related to marketing, promoting, distributing, importing and exporting such molecule or product, and, for the purposes of setting out the rights and obligations of the Parties under this Agreement, shall be deemed to include conducting medical affairs activities and conducting Phase IV, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “to Commercialise” and “Commercialising” means to engage in Commercialisation, and “Commercialised” has a corresponding meaning.

1.35

“Commercially Reasonable Efforts” means the expenditure of those efforts and resources that are consistent with the efforts and resources (including efforts as to the speed of research and the quality of involved sub-contractors and selected resources) that [***] would typically devote to the development and furtherance of compounds or products of similar market potential at a similar stage in Development or product life, with the intention of their Commercialisation and taking into account (without limitation) issues of safety and efficacy, and, without limitation to the foregoing, to the fulfilment of the tasks set forth in the relevant Preclinical Program Development Plan and any subsequent modification thereof and to any additional activities which could reasonably have been expected to be required in order to satisfy the explicit requirements of the relevant Preclinical Program Development Plan or which may be agreed between Delta and Ares from time to time; provided that (i) in no event shall

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

“Commercially Reasonable Efforts” be anything less than reasonable efforts and (ii) a Party shall not be considered to have used Commercially Reasonable Efforts if [***].

1.36

“Confidential Information” means any Information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party) to any of the other Parties (or to an Affiliate or representative of any such Party) in connection with this Agreement, whether prior to, on, or after the Effective Date, including Information relating to the terms of this Agreement, any Fcab, any Fab, any mAb[2] or any Licensed Product, any Exploitation of any Fcab, any Fab, any mAb[2] or any Licensed Product, any Know-How with respect thereto developed by or on behalf of the disclosing Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of a Party. For the avoidance of doubt, any disclosure of Confidential Information by F-star, F-star GmbH, and Beta to Ares or its Affiliates shall be deemed to be a disclosure on behalf of Delta. Notwithstanding the foregoing, (a) Beta IP will be considered Confidential Information of Beta, (b) F-star IP will be considered Confidential Information of F-star, (c) Delta IP will be considered Confidential Information of Delta and (d) Ares Background IP will be considered Confidential Information of Ares.

1.37

“Control” means, with respect to any item of Information, material, Patent, or other property right, the possession of the right, whether directly or indirectly, and whether by ownership, license, covenant not to sue or otherwise (other than by operation of any licenses and other grants in ARTICLE 5 and Sections 13.6.6, 13.8 and 13.9), to grant a licence, sublicence or other right to or under such Information, material, Patent, or other property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party [***].

1.38

“Cover,” “Covering” or “Covered” means, with respect to a Licensed Product and relevant Patent Rights, that the making, using, selling, or offering for sale of such Licensed Product would, but for a license,

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

infringe a Valid Claim of the relevant Patent Rights in any country in which any such activity occurs or that the Licensed Product is claimed in or covered by a Pending Claim.

1.39	“Data Breach” has the meaning set forth in Section 10.9.

1.40	“Data Receiving Party” has the meaning set forth in Section 10.11.1.

1.41	“Default Notice” has the meaning set forth in Section 13.4.1.

1.42	“Delta Indemnitees” has the meaning set forth in Section 12.1.

1.43	“Delta IP” means, collectively, Delta Patents and Delta Know-How.

1.44

“Delta IP Licence” means the IP licence agreement dated 4 June 2017 between Delta, Beta and F-star as amended and restated on or around the date of this Agreement, as such agreement may be amended or restated from time to time.

1.45

“Delta Know-How” means (i) any Know-How owned or Controlled by Delta on the Effective Date, and (ii) any and all Know-How that is developed or invented after the Effective Date that is comprised within the Delta Pre-Data Package Improvements. For the avoidance of doubt, Delta Know-How does not include any Beta Know-How, or any F-star Know-How.

1.46	“Delta Patent Filing Jurisdictions” shall have the meaning set forth in Section 8.2.2.

1.47

“Delta Patents” means (i) any and all Patents that specifically claim any Subject mAb[2] (but not the Fcab or Fab components independently of the Subject mAb2) invented before the Effective Date by Delta or its Affiliates or agents, or on their behalf, including by Beta and/or F-star and/or their Affiliates, including, but not limited to, the Patents set forth on Schedule 1.47; and (ii) any and all Patents that specifically claim any Subject mAb[2] (but not the Fcab or Fab components independently of the Subject mAb2) invented after the Effective Date that are comprised within the Delta Pre-Data

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Package Improvements and/or that cover or claim Know-How comprised within the Delta Pre-Data Package Improvements. For the avoidance of doubt, Delta Patents do not include any Beta Patents or F-star Patents.

1.48	“Delta Pre-Data Package Improvements” has the meaning set forth in Section 8.1.5(a).

1.49

“Delta Support Services Agreement” means the Support Services Agreement dated 4 June 2017 between Delta, F-star, F-star GmbH and Beta as amended and restated on or around the date of this Agreement, as such agreement may be amended or restated from time to time.

1.50

“Development” means all activities related to pre-clinical and other non-clinical research, testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of drug approval applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval; and Development shall include, for the avoidance of doubt, any submissions and activities required in support thereof, required by Applicable Laws or a Regulatory Authority as a condition or in support of obtaining a pricing or reimbursement approval for an approved molecule or product. When used as a verb, “Develop” means to engage in Development.

1.51	“Dispute” has the meaning set forth in Section 14.8.

1.52	“Effective Date” means the effective date of this Agreement as set forth in the parties clause at the beginning of this Agreement.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.53	“EMA” means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function.

1.54	“Enforcement Notification” shall have the meaning set forth in Section 13.6.4(a).

1.55	“EU GDPR” means GDPR and to the extent the GDPR is no longer applicable in the United Kingdom, any implementing legislation or legislation having equivalent effect in the United Kingdom.

1.56

“Euro” or “€” means the official common currency of the Eurozone countries (Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain).

1.57	“Excluded Matters” has the meaning set forth in Section 2.7.1.

1.58

“Exploit”, “Exploiting” or “Exploitation” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialise, register, modify, enhance, improve, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of.

1.59	“Fab” means the region on an Antibody that binds to antigens which is composed of one (1) constant and one (1) variable domain of each of the heavy and the light chain.

1.60	“Fab Patent” means any Patent Controlled by Beta that specifically claims the composition of matter or the method of use in the Field of a Fab that comprises part of a Subject mAb[2].

1.61	“Fab Target” means a Target to which the Fab component of a mAb[2] binds.

1.62	[***].

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.63

“Fcab” means an Fc fragment of an Antibody comprising both a CH2 and CH3 domain wherein there are antigen binding loops in the CH3 domain that confer specific binding of the Fc fragment to a defined target antigen, and said Fcab has been generated using any proprietary technology Controlled by F-star.

1.64	“Fcab Patent” means any Patent Controlled by Beta that specifically claims the composition of matter or the method of use in the Field of an Fcab that comprises part of a Subject mAb[2].

1.65	“Fcab Target” means a Target to which the Fcab component of a mAb[2] binds.

1.66	“FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.67

“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.68	“Field” means the treatment and prevention of diseases in humans.

1.69

“First Commercial Sale” means, with respect to a Licensed Product and a country, the first sale for monetary value for use or consumption by the end user of such Licensed Product in such country after Regulatory Approval for such Licensed Product has been obtained in such country. Sales prior to receipt of Regulatory Approval for such Licensed Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.70	“F-star Aggregate Support Limit” has the meaning set forth in Section 5.7.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.71	“F-star Business Warranties” means those warranties set forth in Schedule 11.2.

1.72

“F-star In-Licences” means any agreement entered into by F-star prior to the Preclinical Program Data Package Delivery Date in respect of the relevant Subject mAb[2] pursuant to which F-star has in-licensed IP that is necessary for the Development or Commercialisation of the relevant Subject mAb[2].

1.73	“F-star IP” means, collectively, F-star Patents and F-star Know-How.

1.74

“F-star Know-How” means any and all Know-How Controlled by F-star on the Effective Date or during the Term, together with any Know-How comprised within the F-star Pre-Data Package Improvements that is necessary or useful for the research, discovery or Exploitation of any Subject mAb[2].

1.75

“F-star Patents” means any and all Patents Controlled by F-star on the Effective Date or during the Term that would be infringed by the research, discovery or Exploitation of any Subject mAb[2], including, but not limited to, the Patents set forth on Schedule 1.75, but excluding the Beta Patents and Delta Patents. For the avoidance of doubt, F-star Patents shall include any Patents comprised within the F-star Pre-Data Package Improvements and/or that that cover or claim Know-How comprised within the F-star Pre-Data Package Improvements.

1.76	“F-star Pre-Data Package Improvements” has the meaning set forth in Section 8.1.5(c).

1.77	“F-star Solicitors” means [***]

1.78	“FTL” means F-star Therapeutics Limited, a limited company incorporated under the laws of England and Wales with registered number 11532458.

1.79	“GDPR” means the General Data Protection Regulation (EU) 2016/679.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.80

“IFRS” means the International Financial Reporting Standards, the set of accounting standards and interpretations and the framework in force on the Effective Date and adopted by the European Union as issued by the International Accounting Standards Board (IASB) and the International Financial Reporting Interpretations Committee (IFRS IC), and as adopted by the European Union, as such accounting standards may be amended from time to time.

1.81

“Improvements” means all the right, title, and interest in and to any and all Information and inventions that are conceived, discovered, developed, or otherwise made by or on behalf of any Party (or its Affiliates or Sublicensees) under or in connection with this Agreement, whether or not patented or patentable, and any and all Patents and other intellectual property rights stemming therefrom.

1.82

“IND” means an application filed with a Regulatory Authority for authorisation to commence Clinical Studies, including (a) an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA, (b) any equivalent of a United States IND in other countries or regulatory jurisdictions, (i.e., Clinical Trial Application (“CTA”)) and (c) all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

1.83	“Indemnification Claim Notice” has the meaning set forth in Section 12.4.

1.84	“Indemnified Party” has the meaning set forth in Section 12.4.

1.85	“Indemnity Technology” means [***]

1.86

“Information” means all knowledge of a technical, scientific, business and other nature, including Know-How, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

procedures, computer programs, apparatuses, specifications, data, results and other material, regulatory data, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.

1.87	“Insolvency Event” means, with respect to any Party, the occurrence of any of the following events:

1.87.1

the Party files or resolves to file for protection under (i) bankruptcy, (ii) insolvency, (iii) reorganisation (save in the case of a solvent reorganisation), (iv) restructuring (save in the case of a solvent restructuring) or (v) business rescue laws applicable to that Party in any jurisdiction;

1.87.2	the Party makes an assignment for the benefit of creditors;

1.87.3	the Party appoints or suffers appointment of a receiver, administrative receiver, bailiff or trustee or analogous appointment over substantially all of its property;

1.87.4

the Party proposes or implements a scheme of arrangement, company voluntary arrangement or other agreement of composition, compromise or extension of its debts (other than in circumstances where such scheme, arrangement or agreement would have no adverse impact on the rights of any other Party to this Agreement);

1.87.5	the Party proposes or is a party to any dissolution or liquidation or ceases continuation of substantially all of its business;

1.87.6	the Party is subject to any filing of an application or a petition under any (i) bankruptcy, (ii) insolvency, (iii) reorganisation (save in the case of a solvent

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

reorganisation), (iv) restructuring (save in the case of a solvent restructuring) or (v) business rescue laws or has any such application or petition filed against it that, in any such case, is not discharged, in the case of an application or petition filed in the UK, within [***] of the filing thereof or, in the case of an application or petition filed in any other jurisdiction, within [***] of the filing thereof; or

1.87.7

the Party admits in writing its inability generally to meet its obligations as they fall due in the general course (providing always that a request for fulfilment of a specific obligation to be postponed for a specified time shall not amount to an admission that the Party is generally unable to meet its obligations as they fall due).

1.88	“IP Power of Attorney” means the irrevocable power of attorney granted by Beta to Delta dated of even date herewith, a copy of which is included as a schedule to the Delta IP Licence.

1.89	“Joint Controllers” has the meaning ascribed to it in Article 26 of the GDPR.

1.90	“Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.1.

1.91

“Know-How” means any and all data, inventions, methods, proprietary information, processes, trade secrets, techniques and technology, whether patentable or not but which are not generally known, including discoveries, formulae, materials (including chemicals), biological materials (including expression constructs, nucleic acid sequences, amino acid sequences, and cell lines), practices, test data (including pharmacological, toxicological, pre-clinical and clinical information and test data), analytical and quality control data (including drug stability data), manufacturing technology and data (including formulation data), and sales forecasts, data and descriptions.

1.92	“Licensed Ares Background IP” has the meaning set out in Section 5.4.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.93	“Licensed Patent” means any of the Beta Patents, Delta Patents and the F-star Patents.

1.94

“Licensed Product” means any product for use in the Field in the Territory that contains a Subject mAb[2], alone or in combination with one (1) or more Other Active Ingredients. Licensed Products in any and all forms, in current and future formulations, dosage forms and strengths, and delivery modes, including any improvements thereto shall be deemed to be the same Licensed Product.

1.95	“Losses” has the meaning set forth in Section 12.1.

1.96

“MAA” means a Marketing Authorization Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR§ 314.3 et seq., a Biologics License Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR § 601 , and any equivalent application submitted in any country in the Territory, including all additions, deletions or supplements thereto, and as any and all such requirements may be amended, or supplanted, at any time.

1.97	“mAb[2]” means an Antibody which contains (a) an Fcab and (b) a Fab.

1.98	“mAb[2] Target Pairs” means the combination of an Fcab Target and a Fab Target of a mAb[2].

1.99	“Major Markets” means [***], and “Major Market” means any one of them.

1.100

“Manufacture”, “Manufactured” and “Manufacturing” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labelling, shipping, and holding of any molecule, product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterisation, supply chain, stability testing, quality assurance testing and release, and quality control.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.101	[***].

1.102	“Model Clauses” has the meaning set forth in Section 10.7.

1.103	“Net Sales” means, [***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

[***]

[***]

[***]

(i)    [***]

(ii)    [***]

(iii)     [***]

(iv)     [***]

[***]

1.104	“Non-Breaching Party” has the meaning set forth in Section 13.4.

1.105	“Option Exercise Fee” means on a Subject mAb²-by-Subject mAb² basis, the payment to be made upon receipt of the invoice regarding a respective Preclinical Program Data Package pursuant to Section 7.1.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.106

“Option Exercise Fee Payment Date” means, on a Preclinical Program Development Plan-by-Preclinical Program Development Plan basis, the date on which the Option Exercise Fee has been paid in accordance with Section 7.1.

1.107

“Other Active Ingredient” means any component that provides pharmacological activity or other direct therapeutic effect in the Field or that therapeutically affects the structure or any function of the body whereby such component is not covered by a Valid Claim of the F-star Patents.

1.108	“Patent Challenge” has the meaning set forth in Section 13.5.

1.109	“Patent Transfer Instrument” has the meaning set forth in Section 13.6.3.

1.110

“Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any patent term extensions, supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), and (c)), (e) any similar patent rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents, and (f) the right to claim priority from any of the foregoing.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.111	“Pending Claim” shall have the meaning set forth in Section 1.140.

1.112

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organisation, including a government or political subdivision, department or agency of a government.

1.113

“Phase I” means a human clinical trial of a drug, the principal purpose of which is a preliminary determination of safety, tolerability, dosing, pharmacological activity or pharmacokinetics in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities from time to time, pursuant to Applicable Law.

1.114

“Phase II” means a human clinical trial of a drug to be undertaken by way of randomisation, double blind testing or by any other suitable method permitted under Applicable Law, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data from a suitably large group of people that may permit commencement of pivotal clinical trials, or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to Applicable Law.

1.115

“Phase III” means a human clinical trial of a drug on a sufficient number of subjects in an indicated patient population that is prospectively designed to establish that a drug is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support marketing approval of such drug, including all tests and studies that are required by the Regulatory Authorities from time to time, pursuant to Applicable Law.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.116	“Phase IV” means a post-approval human clinical study for a drug in a country with respect to any indication for which Regulatory Approval has been received in the country in the relevant Territory.

1.117	“Preclinical Program Data Package” means, on a Subject mAb[2]-by-Subject mAb[2] basis, that package of data that is set out in the relevant Preclinical Program Development Plan.

1.118	“Preclinical Program Data Package Delivery Date” means the date on which the relevant Preclinical Program Data Package is delivered pursuant to Section 3.1.

1.119

“Preclinical Program Development Plan” means the written Development plan to be performed by or on behalf of Delta during the Term. Each Preclinical Program Development Plan shall be based on those set out in Schedule 1.119, and may be amended from time to time in accordance with the terms hereof.

1.120	“Product Bundle” has the meaning set forth in Section 1.103.

1.121	“Registration Costs” has the meaning set forth in Section 13.6.3(c).

1.122

“Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, any and all approvals, licences, registrations, or authorisations of any Regulatory Authority necessary to commercialise a Subject mAb² or any product containing such Subject mAb² in such country or other jurisdiction, including, where applicable, (a) pricing or reimbursement approval in such country or other jurisdiction, and (b) pre- and post-approval marketing authorisations (including any prerequisite Manufacturing approval or authorisation related thereto).

1.123

“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of any Subject mAb2 or Licensed Products in the Territory.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.124

“Regulatory Exclusivity” means, with respect to any country or other jurisdiction in the Territory, an additional market protection, other than Patent protection, granted by a Regulatory Authority in such country or other jurisdiction which confers an exclusive Commercialization period during which Ares or its Affiliates, Distributors or Sublicensees have the exclusive right to market and sell a Subject mAb[2] or Licensed Product in such country or other jurisdiction through a regulatory exclusivity right (e.g., new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity) provided always that in the case of Regulatory Exclusivity based on orphan drug exclusivity in a country such Regulatory Exclusivity shall be deemed to expire in such country if [***].

1.125

“Relief” means any loss, relief, exemption, allowance, deduction, credit or set-off in respect of Tax or relevant to the computation of Tax or to the computation of any income, profit or gains and any right to repayment of Tax.

1.126	[***]

1.127	“Senior Officer” means, with respect to Delta, its [***], and with respect to Ares, its [***].

1.128	“Subject mAb²” means each of the mAb[2] set out in Schedule 1.128.

1.129	“Subject mAb² Patent” means any Patent comprised in the Delta Patents or Ares Patents that specifically claims the composition of matter or the method of use in the Field of a Subject mAb[2].

1.130	“Subject mAb² Transfer Date” shall have the meaning set forth in Section 11.4.8(a).

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.131

“Sublicensee” means a Person other than an Affiliate of Ares to which Ares (or its Affiliate) has, pursuant to Section 5.5, granted sublicense rights under any of the rights licenced under this Agreement; provided that “Sublicensee” shall exclude distributors.

1.132	“Target” means the target antigen specifically bound by the Fcab or the Fab in an Antibody.

1.133

“Tax” means all forms of taxation, levy, contribution, duties and withholdings in respect of taxation imposed in the United Kingdom or elsewhere (including, for the avoidance of doubt, National Insurance contributions in the United Kingdom and corresponding obligations elsewhere) and all interest, penalties, charges and fines in respect of any of them.

1.134

“Tax Authority” means HM Revenue & Customs and any other authority, body or official (whether in the United Kingdom or elsewhere) competent to assess, demand, impose, administer or collect Tax or make any decision or ruling on any matter relating to Tax.

1.135	“Term” has the meaning set forth in Section 13.2.

1.136	“Territory” means all countries and territories worldwide.

1.137	“Third Party” means any Person other than Delta, Beta, F-star, F-star GmbH, Ares and their respective Affiliates.

1.138	“Third Party Claims” has the meaning set forth in Section 12.1.

1.139	“Transaction Documents” means this Agreement, the Delta IP Licence and the Delta Support Services Agreement.

1.140

“Valid Claim” means a claim of (a) an issued and unexpired patent which has not lapsed or been revoked, abandoned or held unenforceable or invalid by a final decision of a court or governmental or supra-governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

disclaimed, denied or admitted to be invalid or unenforceable through reissue, reexamination or disclaimer or otherwise, or (b)(i) any pending bona fide and non-frivolous application submitted in good faith, or (ii) any pending application having a common priority date with a patent described in (a) above that has issued in any other country, in each such case of (i) and (ii), which claim has not been finally abandoned or denied or been held unpatentable by a final decision of a court or governmental or supra-governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal (each of (i) or (ii) above, a “Pending Claim”).

1.141	“VAT” means value added tax or similar or equivalent tax in any other jurisdiction levied by reference to added value, consumption or sales.

1.142	“Working Group” has the meaning set forth in Section 2.3.

1.143	In this Agreement:

1.143.1

all references to a particular article, Section, clause or Schedule shall, unless stated otherwise, be a reference to that article, Section, clause or Schedule in or to this Agreement, in each case as it may be amended from time to time pursuant to this Agreement;

1.143.2	the clause, schedule and paragraph headings are inserted for convenience only and do not affect the interpretation of this Agreement;

1.143.3	unless the context otherwise requires, words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;

1.143.4

words denoting persons shall include any natural person, corporate or unincorporated body (whether or not having separate legal personality) and that person’s personal representatives, successors or permitted assigns;

1.143.5	the Parties acknowledge that certain of the responsibilities of Delta shall be undertaken by Beta, F-star and/or F-star GmbH under the Delta Support

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Services Agreement and accordingly any references in this Agreement to “by or on behalf of Delta” or similar expressions may include activities undertaken by Beta, F-star and/or F-star GmbH pursuant to the Delta Support Services Agreement, provided that in each case Delta shall remain liable for the performance of the relevant obligations at all times.

1.143.6	the words “include”, “included” and “including” are to be construed without conveying any limitation to the generality of the preceding words;

1.143.7

a reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force from time to time taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation and any modification or re-enactment of that statute or regulation or any successor or materially equivalent legislation enacted or adopted from time to time in the relevant market;

1.143.8

any reference to notices or consent being sought or given in writing shall require the consent or notice to be signed by an appropriately authorised person and shall not include consents or notices conveyed by email;

1.143.9

the Schedules form part of this Agreement and a reference to “this Agreement” includes its Schedules, provided that, in the event of any inconsistency or conflict between the operative provisions of this Agreement and any of the Schedules, the operative provisions of this Agreement shall prevail;

1.143.10	references to time are to London time;

1.143.11	references to “EUR” or “€” are references to Euros, legal tender in the Eurozone, and references to “GBP” or “£” are references to pounds sterling, legal tender in the United Kingdom; and

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

ARTICLE 2

COLLABORATION MANAGEMENT

2.1

Joint Steering Committee. From the Effective Date, but not later than [***] after the Effective Date, or earlier, if expressly mutually agreed to in writing by Delta and Ares, until the last Option Exercise Fee Payment Date for respective Subject mAb², Delta and Ares shall establish and maintain a joint steering committee (the “Joint Steering Committee” or “JSC”). The JSC shall consist of three (3) representatives from each of Delta and Ares, each with the requisite experience and seniority (in the sole opinion of the appointing party) to enable such person to make decisions on behalf of the relevant Party with respect to the issues falling within the jurisdiction of the JSC. From time to time, Delta and Ares may each substitute one (1) or more of its representatives to the JSC subject to providing prior written confirmation (which may be by email) to the other Party of such substitution. The chairperson of the JSC shall be a representative of Ares. From time to time, Ares may change the representative who will serve as chairperson on written notice to Delta.

2.2

Responsibilities of the JSC. From the Effective Date until the respective Option Exercise Fee Payment Date of the Subject mAb² the JSC shall review the strategy for and oversee the Development of such Subject mAb[2] in accordance with the terms of this Agreement. In particular, the JSC shall:

2.2.1

designate a Working Group to meet as soon as reasonably practicable after the Effective Date to discuss, recommend changes to and to finalize the outstanding issues related to the Preclinical Program Development Plans for subsequent approval by the JSC;

2.2.2	review and discuss the conduct of activities under each Preclinical Program Development Plan for each Subject mAb[2] until delivery of the relevant Preclinical Program Data Package;

2.2.3	discuss and agree any changes or additions to a Preclinical Program Development Plan;

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.2.4	discuss and agree whether a Preclinical Program Development Plan should be discontinued for scientific reasons;

2.2.5	agree a policy for publications, presentations or public disclosures related to a Subject mAb[2] and consider any proposed publications specifically;

2.2.6	establish Working Groups as provided in Section 2.3 below; and

2.2.7	perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except to the extent that they conflict with any provision of this Agreement.

2.3

Working Groups. The JSC may establish and delegate the operational management of aspects of a Preclinical Program Development Plan to a team of no more than two (2) representatives from each of Ares and Delta (each, a “Working Group”). It shall be the responsibility of each Working Group to oversee and manage that aspect of the Preclinical Program Development Plan delegated to them. Except as set out in this Section 2.3, each such Working Group shall be constituted and shall operate as the JSC determines; provided that each Working Group shall have equal representation from Ares and Delta (unless otherwise expressly agreed in writing by Ares and Delta). Additional Working Groups may be established on an ad hoc basis for the purposes of a specific project or on such other basis as the JSC may determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the JSC. In no event shall the authority of the Working Group exceed the limits of the task delegated to such Working Group and as apply to the JSC. All decisions of a Working Group shall be by consensus. Any disagreement between the designees of Ares and Delta on a Working Group shall be referred to the JSC for resolution.

2.4

Location of Meetings. The JSC shall meet at least once per Calendar Quarter, or as otherwise agreed to in writing by the Parties in order to provide regular updates, in particular shortly upon delivery of a Preclinical Program Data Package, which may require an ad-hoc meeting, with the

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

location of such meetings alternating (unless otherwise agreed by Ares and Delta) between locations designated by Delta and locations designated by Ares. At least [***] of the JSC in each Calendar Year shall be a face-to-face meeting unless the Parties agree otherwise. Any other meeting may be by teleconference or video conference so long as representatives of each Party can hear and be heard in such meeting.

2.5

Conduct of Meetings. The chairperson of the JSC shall be responsible for calling meetings on no less than [***] notice (and the Party which appointed such chairperson shall procure that he or she does so). Delta and Ares shall make any proposals for agenda items and shall provide reasonably appropriate information with respect to such proposed items at least [***] in advance of the applicable meeting; provided that, if the input by the JSC is required urgently, Delta and Ares may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the other Party consents to such later addition of such agenda items or the absence of a specific agenda for such meeting, such consent not to be unreasonably withheld, conditioned or delayed. An individual designated by the chairperson of the JSC shall prepare and circulate the minutes of each meeting for review and approval of the Parties within [***] after the meeting (and the Party which appointed such person to the JSC shall procure that he or she does so). The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JSC.

2.6

Procedural Rules. The JSC shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement. A quorum of the JSC shall exist whenever there is present at a meeting at least one (1) representative appointed by each of Ares and Delta. Representation by proxy shall be allowed. The JSC shall take action by consensus of the representatives present at a meeting at which a quorum exists, with each of Ares and Delta having a single vote irrespective of the number of representatives of such

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Party in attendance, or by a written resolution signed by at least one (1) representative appointed by each Party. A reasonable and proportionate number of employees or consultants of either Ares or Delta that are not representatives of the Parties on the JSC may attend meetings of the JSC; provided that such attendees (a) shall not vote or otherwise participate in the decision-making process of the JSC, and (b) are bound by obligations of confidentiality and non-disclosure that are substantially similar to those set forth in ARTICLE 9.

2.7

Dispute Resolution. If the JSC cannot, or does not, reach consensus on an issue within the scope of the JSC, including any dispute arising in any Working Group, then the dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to in writing by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] after such issue was first referred to them, then [***]. Excluded Matters shall require the mutual written consent of Ares and Delta through the JSC or the Senior Officers (in each case acting reasonably).

2.7.1	“Excluded Matters” shall be the following:

(a)	Amendments, changes or additions to the procedural rules or standing rules of the JSC;

(b)

amendments, changes or additions to any Preclinical Program Development Plan (including any amendments, changes or additions to a Preclinical Program Data Package resulting in a need for additional resources from Delta or extending the project timeline);

(c)

any work to be undertaken by Delta in relation to a Subject mAb[2] outside the scope of the relevant Preclinical Program Development Plan, including any work to be undertaken by Delta after the delivery of the Preclinical Program Data Package; and

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

(d)

any decision that would result in any material increase in Delta’s costs of performing its obligations under a Preclinical Program Development Plan provided always that an increase in Delta’s costs, when aggregated with other increases that occur in relation to each Preclinical Program Development Plan, of [***] shall be material.

2.8

Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. The JSC does not have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Section 14.9.3 or compliance with which may only be waived as provided in Section 14.12.

2.9

Alliance Manager. Delta and Ares shall each appoint a person(s) who shall oversee contact between the Parties for all matters between meetings of the JSC and shall have such other responsibilities as the Parties may agree in writing after the Effective Date (each, an “Alliance Manager”). Delta and Ares may each replace its Alliance Manager at any time by notice in writing to the other Party.

2.10

Interactions Between the JSC and Internal Teams. The Parties recognise that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Nothing contained in this ARTICLE 2 shall prevent a Party from making routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligations hereunder, in each case in a manner consistent with the then-current applicable plan and the terms and conditions of this Agreement, provided always that nothing in this Section 2.10 shall operate so as to relieve a Party from its obligations under this Agreement.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.11

Expenses. As between the Parties, each Party shall be responsible for all travel and related costs and expenses for its members and other representatives to attend meetings of, and otherwise participate on, the JSC or other Working Group.

ARTICLE 3

PRECLINICAL DEVELOPMENT PROGRAMS

3.1

Preclinical Program Development Plans. Following the Effective Date, Delta and Ares shall use, and shall procure that any Person to whom it sub-contracts its obligations pursuant to Section 3.5 uses, Commercially Reasonable Efforts to carry out its responsibilities under each Preclinical Program Development Plan and to deliver Preclinical Program Data Packages which have been prepared with due care and attention, which accurately reflect the data generated by the investigations carried out for the purposes of each Preclinical Program Development Plan and which are not misleading in any respect. Each Preclinical Program Development Plan includes a description of the required Preclinical Program Data Package for the relevant Subject mAb[2]. The Preclinical Program Development Plans set out in Schedule 1.118 shall be effective from the Effective Date until amended and updated by the Parties from time to time. Any disputes related to preparation of or amendment to a Preclinical Program Development Plan shall be handled in accordance with Section 2.7.

3.2

Ares Right to Continue Development of a Subject mAb[2]. Within a period of [***] after delivery of the respective Preclinical Program Data Package regarding a Subject mAb², Ares may decide in its sole discretion, (i) by sending written notice to Delta to continue Development of the relevant Subject mAb[2] and to pay the respective Option Exercise Fee in

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

accordance with Section 7.1 regarding such Subject mAb²; or (ii) to terminate this Agreement in respect of such Subject mAb² in accordance with Section 13.3. provided always that failure by Ares to provide a notice pursuant to (i) shall be deemed a termination pursuant to (ii). It is hereby acknowledged and agreed by all Parties that as of the Effective Date Delta has delivered the Preclinical Program Data Package in respect of Subject mAb² [***] and that the Option Exercise Fee shall become due and payable within [***] after receipt of a respective invoice from Delta.

3.3

Manufacturing of Subject mAb². From the Effective Date until the respective Option Exercise Fee Payment Date, Delta shall be responsible for the manufacture of the respective Subject mAb² necessary for the conduct of the Preclinical Program Development Plan. All internal and external costs associated with the carrying out of the production of the respective Subject mAb² described in this Section are included in the research and development funding to be paid pursuant to Section 7.2.

3.4	Diligence.

3.4.1

Delta shall use, and shall procure that any Person to whom it sub-contracts its obligations pursuant to Section 3.5 uses, its Commercially Reasonable Efforts to carry out each Preclinical Program Development Plan and to deliver the relevant Preclinical Program Data Package as soon as reasonably practicable. Delta shall provide Ares with [***] written reports describing the progress of its activities under each Preclinical Program Development Plan.

3.4.2

The Parties acknowledge and agree that, notwithstanding that reasonable efforts have been taken to set out in each Preclinical Program Development Plan appropriate details of the work to be undertaken in respect of each Subject mAb², the Preclinical Program Development Plans do not set out every action, obligation or step which an F-star Party may need to take or fulfil in order to give effect to the objectives, or to fulfil the requirements,

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

of each Preclinical Program Development Plan. The Parties accordingly agree that:

(a)

each Preclinical Program Development Plan shall be deemed to include (and each Party shall use its Commercially Reasonable Efforts to carry out) any additional actions, obligations or steps which could reasonably have been expected to have been required of that F-star Party in order to carry out the work set out in that Preclinical Program Development Plan (for the avoidance of doubt, without any further payment being required to Delta by Ares); and

(b)

no Party shall unreasonably refuse consent to any amendments, changes or additions to a Preclinical Program Development Plan that would not extend either the costs or timeline of that Preclinical Program Development Plan in any material respect.

3.4.3

The Parties acknowledge and agree that no outcome or success of any Development carried out pursuant to this Agreement is or can be assured and that the failure of a Subject mAb² to achieve the results desired of it will not in and of itself constitute a breach or default of any obligation in this Agreement.

3.5

Subcontracting. From the Effective Date until the respective Option Exercise Fee Payment Date each Party shall have the right to enter into subcontracts with its Affiliates and to subcontract Approved Subcontractors for the purposes of carrying out its obligations under this Agreement; provided that (i) such subcontracts shall be in writing and consistent with the terms and conditions of this Agreement; (ii) such Approved Subcontractors and Affiliates agree in writing to be subject to the applicable terms and conditions of this Agreement, including the requirements under Section 3.4.1 and the confidentiality provisions of ARTICLE 9; (iii) the subcontracting Party provides in the subcontract that all intellectual property that may arise as a result of the work performed

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

under the subcontract is either owned directly by or assigned to the subcontracting Party by the Approved Subcontractor or Affiliate, as required by ARTICLE 8; (iv) upon request, the Party which has sub-contracted its obligations shall provide any information about, and use reasonable efforts to procure access to the premises, records and personnel of, the relevant Approved Subcontractor or Affiliate which the requesting Party may reasonably require in order to monitor compliance with the terms of this Agreement or to satisfy any Applicable Law or audit requirement; and (v) notwithstanding such subcontracting, the subcontracting Party shall remain liable for the performance of such obligations. Ares agrees that the subcontractors listed in Schedule 3.5 are Approved Subcontractors and the terms of the subcontract are approved. Notwithstanding the foregoing it is agreed and understood that following the Option Exercise Fee Payment Date in respect of any Subject mAb², the foregoing sentence shall no longer be applicable to Ares and Ares shall be free to enter into subcontracts with respect to the Development, Manufacturing and Commercialisation of such Subject mAb[2] with any person in its sole discretion.

3.6

Records. Delta shall, and shall ensure that its Affiliates and Approved Subcontractors, maintain records of all matters relating to the subject matter of this Agreement and the work carried out under each Preclinical Program Development Plan:

3.6.1	in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes;

3.6.2	in compliance with Applicable Law and regulatory guidance; and

3.6.3

which are complete and accurate and properly reflect all work done and results achieved in the performance of its obligations under each Preclinical Program Development Plan, and which, after the Effective Date, shall record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Such records shall be retained by each Party and its Affiliates and Approved Subcontractors for at least [***] after the expiration or termination of this Agreement, or for such longer period as may be required by Applicable Law. Upon request, Delta shall provide, and shall procure that its Affiliates and Approved Subcontractors provide, copies of the records it has maintained pursuant to this Section 3.6 to Ares.

ARTICLE 4

COMMERCIALISATION OF SUBJECT MAB2 AND LICENSED PRODUCTS

4.1

In General. On a Preclinical Program-by-Preclinical Program basis, following the Option Exercise Fee Payment Date and for the remainder of the Term with respect to such Subject mAb[2] and the relevant Licensed Product as between the Parties, Ares shall have the exclusive right to Develop, Manufacture and Commercialize (and shall control all aspects of such Development and Commercialization), itself or through its Affiliates or Sublicensees, Licensed Products in the Field and in the Territory at its own cost and expense (except as otherwise expressly set forth herein).

4.2

Diligence. Subject to Delta’s fulfilment of its material obligations under this Agreement, Ares shall on a Subject mAb²-by-Subject mAb² basis use Commercially Reasonable Efforts to (a) Develop [***] and (b) Commercialize [***]; provided that, such Development and Commercialization obligations shall be expressly conditioned upon [***]. [***]

4.3

Reporting. On a Licensed Product-by-Licensed Product basis, following delivery of the relevant Preclinical Program Data Package for a particular Subject mAb[2] and for the remainder of the Term in respect of such Licensed Product containing such Subject mAb[2] and for the remainder of the Royalty Term with respect to such Fab Target, [***]. All information and reports provided to Delta pursuant to this Section 4.3 shall be treated as Confidential Information of Ares hereunder. Notwithstanding the foregoing, Ares’ obligation to provide reports under this Section 4.3 shall

CONFIDENTIAL

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expire on a Subject mAb[2] and Licensed Product basis: (i) with respect to Development, upon receipt of Regulatory Approval for such Subject mAb[2] and/or Licensed Product in [***], and (ii) with respect to Commercialization of the relevant Licensed Product, upon the expiry of Ares’ obligation to make payments in respect of the relevant Licensed Product hereunder.

4.4

Booking of Sales; Distribution. Ares shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehousing, and distribute the Licensed Products in the Territory and to perform or cause to be performed all related services. Ares shall handle all returns, recalls, or withdrawals, order processing, invoicing, collection, distribution, and inventory management with respect to the Licensed Products in the Territory.

4.5

Product Trademarks. As between the Parties, Ares shall have the sole right to determine and own the trademarks to be used with respect to the Exploitation of the Licensed Products on a worldwide basis.

4.6

Supply of Licensed Products and the relevant Subject mAb[2]. On a Licensed Product-by-Licensed Product basis, following the Option Exercise Fee Payment Date and for the remainder of the Term, Ares shall have the sole right, at its expense, to Manufacture (or have Manufactured) pursuant to Section 5.10 and supply the relevant Subject mAb[2] and Licensed Products for commercial sale in the Territory by Ares and its Affiliates and Sublicensees.

ARTICLE 5

GRANT OF RIGHTS AND EXCLUSIVITY

5.1

mAb[2] Exclusivity. During the Term of this Agreement, the F-star Parties shall not, and shall procure that each of their respective Affiliates shall not (other than pursuant to the terms of this Agreement):

CONFIDENTIAL

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5.1.1	for itself or themselves, Develop, Commercialise or Manufacture any [***] in any country in the Territory; and

5.1.2	license, authorise, appoint, or otherwise enable any Third Party to, directly or indirectly, Develop, Commercialise or Manufacture any [***] in any country in the Territory;

provided always that, following [***], the restrictions set out in this Section 5.1 shall not apply to any [***] that otherwise meets all of the criteria set forth above [***] (where a “Change in Control” shall mean the acquisition by a person or group of persons acting together of control (as defined in the definition of Affiliate) of the relevant entity by way of share acquisition, merger, agreement or otherwise or the sale of all or substantially all of the assets to which this Agreement relates to such person).

5.2

Subject to Section 5.1, the F-star Parties, with regard to Ares, reserve all rights to Develop, Commercialise or Manufacture (i) any Antibody containing any Fcab for use with any Fab Target other than where such Fcab Target and Fab Target comprise an Accepted mAb[2] Target Pair and (ii) any Fcab as a stand-alone product or service that is not incorporated into an Antibody.

5.3

Grants to Ares. Subject to Section 5.12, each of Beta and Delta hereby grant to Ares, on a Subject mAb[2]-by-Subject mAb[2] basis an exclusive (even as to the F-star Parties) worldwide, royalty-bearing right and license, with the right to grant sublicenses in accordance with Section 5.5, under the F-star IP, Beta IP and Delta IP, (i) to Exploit such Subject mAb[2] and (ii) to incorporate such Subject mAb[2] in Licensed Products in each case, in the Field in the Territory; provided that Beta and Delta reserve from such licenses the rights, on a Subject mAb[2]-by-Subject mAb[2] basis, to carry out each Preclinical Program Development Plan in accordance with the provisions of this Agreement.

5.4	Grants by Ares to Delta. Ares hereby grants to Delta, on a Subject mAb[2]-by-Subject mAb[2] basis, [***], a royalty-free non-exclusive licence,

CONFIDENTIAL

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with the right to grant sublicences to Affiliates and Approved Subcontractors, under the Licensed Ares Background IP, solely to conduct the activities under any Preclinical Program Development in the Territory. “Licensed Ares Background IP” shall comprise:

(a)

any Ares Background IP that is disclosed to an F-star Party in the meetings of JSC or Working Group as recorded in the relevant minutes (provided that such minutes have been approved by Ares), save where the Parties expressly agree at such JSC or Working Group meeting that particular Ares Background IP shall be dealt with under Section 5.4(c) below;

(b)

any Ares Background IP that Ares discloses in writing (including in any request from Ares to undertake a particular activity) to an F-star Party in relation to the implementation of a Preclinical Program Development Plan, save where the Parties expressly agree that the particular Ares Background IP shall be dealt with under Section 5.4(c) below; and

(c)

any Ares Background IP that the Parties agree in writing would be useful or necessary to conduct the activities under any Preclinical Program Development Plan subject to the Parties agreeing the terms of a licence of such Ares Background IP to Delta, solely to allow Delta to conduct the activities under such Preclinical Program Development Plan. If the Parties cannot agree the terms of a licence agreement, and provided that the Parties have sought to negotiate the terms of such licence agreement in good faith, then the F-star Parties shall not be in breach of any obligation to use Commercially Reasonable Efforts to undertake a Preclinical Program Development Plan if and to the extent that use of such Ares Background IP is necessary in order for the F-star Parties to comply with their obligations to undertake such a Preclinical Program Development Plan and there is no alternative technology reasonably available.

CONFIDENTIAL

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5.5	Sublicenses.

5.5.1

Ares shall have the right to grant sublicenses, through multiple tiers of sublicenses, under the licenses granted in Section 5.3, to Sublicensees and Distributors; provided that any such sublicenses shall (i) be in writing, (ii) be consistent with the terms and conditions of this Agreement, and (iii) require the applicable Sublicensee or Distributor to comply with all applicable terms of this Agreement.

5.5.2

Ares shall be responsible for the performance of any Sublicensee or Distributor as if such Sublicensee or Distributor were “Ares” hereunder. Each sublicense granted by Ares to any rights licensed or granted will terminate immediately upon the termination of the license from Delta to Ares with respect to such rights.

5.6

Technology Transfer. As soon as reasonably practicable after the Effective Date with respect to [***] and/or the Preclinical Program Data Package Delivery Date with respect to the other Subject mAb[2], but in no event later than [***] following the relevant Option Exercise Fee Payment Date, (i) Delta will transfer to Ares at Delta’s cost and expense, all Delta Know-How, (ii) Beta will transfer to Ares at Beta’s cost and expense, all Beta Know-How (except for Know-How relating to the manufacture of the Subject mAb² which are subject to Section 5.8).

5.7

F-star Parties Aggregate FTE Limits. In respect of each Subject mAb[2], the F-star Parties’ aggregate responsibility to provide any advice, transfer or support to Ares after the relevant Preclinical Program Data Package Delivery Date shall be limited, on a Subject mAb[2]-by-Subject mAb[2] basis to (i) the provision of [***] (ii) incurring no more than [***] and (iii) shall only continue until the earlier of [***] or [***]. The F-star Parties shall have no obligation to provide any support beyond this limit unless Ares and the relevant F-star Party agree the terms for the provision of such support.

CONFIDENTIAL

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5.8

Manufacturing Technology Transfer. Following the Option Exercise Fee Payment Date in respect of a particular Subject mAb[2], the F-star Parties shall transfer to Ares or its designee the manufacturing process that the F-star Parties have used in the manufacture of the relevant Subject mAb[2] to Ares. Such transfer shall, to the extent that the F-star Parties have the legal right to do so, include the relevant cell lines and assays used for the expression and characterization of the relevant Subject mAb[2] and the know-how that is necessary for the expression and characterization of the relevant Subject mAb[2]. Such Manufacturing technology transfer shall take place as soon as reasonably practicable after the Option Exercise Fee Payment Date for the particular Subject mAb[2], but in no event later than [***] following the relevant Option Exercise Fee Payment Date. Notwithstanding the foregoing, nothing shall require Delta to create new Intellectual Property, undertake any additional manufacturing activities or to undertake any activity not specified in the relevant Preclinical Program Work Plan other than the transfer of the materials and Know-How that are in Delta’s possession or Control that are relevant to the Manufacture of such Subject mAb[2]. The costs and expenses incurred by Delta associated with such technology transfer shall, subject to Section 5.8, be borne by Delta and thereafter shall be borne by Ares. All other costs and expenses associated with performing the Manufacturing technology transfer shall be borne by Ares. Without limiting the generality of the foregoing, upon Ares’ request, Delta shall, to the extent that (i) it is legally permitted and (ii) such agreement relates solely to the relevant Subject mAb[2], assign to Ares those agreements that relate exclusively to the manufacture of the Subject mAb² or a Licensed Product, if any, provided that each Party shall meet its own costs in procuring such assignment.

5.9

Procedures for Technology Transfer. The technology transfers set forth in Section 5.6 and Section 5.8 shall occur in an orderly fashion and in a manner such that the confidentiality of the transferred F-star Parties’

CONFIDENTIAL

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Know-How, Subject mAb² is preserved in all material respects. Notwithstanding anything of the aforesaid Delta shall, provided that the F-star Aggregate Support Limit has not been and is not thereby exceeded in relation to the relevant Subject mAb[2], Delta shall provide such further reasonable consultation and assistance to Ares as reasonably requested by Ares in order to perfect the technology transfers set forth in Section 5.6 and 5.8 upon their completion. The Parties agree that Delta shall, provided that the F-star Aggregate Support Limit has not been and is not thereby exceeded, provide such further reasonable consultation and assistance to Ares free of charge until the later of (a) [***] (b) or [***].

5.10

Clinical and Commercial Manufacturing. Ares shall have the exclusive right to manufacture the Subject mAb² and Licensed Product itself or through one or more Affiliates or Sublicensees or other Third Parties selected by Ares.

5.11

Distributorships. Ares and its Affiliates shall have the right, in their sole discretion, to appoint any Third Parties, in the Territory or in any country or other jurisdiction of the Territory, to distribute, market, and sell the Licensed Products, in circumstances where the Person purchases, in finished form, Licensed Products from Ares or its Affiliates or a Sublicensee of either of them. Where Ares or its Affiliates appoints such a Third Party, that Person shall be a “Distributor” for purposes of this Agreement and Net Sales from such Distributors shall include all of the amounts received from and exclude all of the amounts paid to such Third Parties ([***]) in consideration for the sale of any Licensed Products. For clarity, if Ares grants to a Third Party any rights under applicable Intellectual Property to make, use, sell, offer for sale or import a Licensed Product, then such Third Party shall be a Sublicensee and not a Distributor.

5.12

No Implied Rights. Except as expressly provided herein, Delta grants no other right or licence, including any rights or licences to the Delta IP, Beta IP or F-star IP, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel, or

CONFIDENTIAL

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otherwise. Except as expressly provided herein, Ares grants no other right or licence, including any rights or licences to the Ares Background IP, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise.

5.13

Registration and Confirmatory Patent License. Each Party shall have the right to have itself registered as licensee (pursuant to the licences granted under this Agreement) at any Patent offices and other authorities in the Territory where such registration is required or is legally possible. Each Party shall, at the request and cost of the other Party, promptly enter into confirmatory license agreements in the form or substantially the form reasonably requested by the requesting Party, and otherwise provide any necessary support, for purposes of recording the licences granted under this Agreement with such Patent offices and other authorities in the Territory as the requesting Party considers appropriate.

5.14

Financial Obligations. Subject to the terms of the Delta IP Licence, as between Delta and Ares, all financial obligations of Delta, including royalties, due from Delta to Third Parties for the F-star IP, Beta IP and/or Delta IP are the sole responsibility of Delta, and all financial obligations of Ares, including royalties, due from Ares to Third Parties for the Licensed Ares Background IP are the sole responsibility of Ares.

5.15

Ares shall abide, and will cause all its Affiliates and applicable Sublicensees to abide, by all requirements of the Delta IP Licence in all respects, to the extent applicable to Ares, its Affiliates, and applicable Sublicensees as sublicensees thereunder.

5.16	In-Licence Agreements.

5.16.1

Maintenance of F-star In-Licences. F-star shall timely pay in full all amounts required to be paid by F-star, and timely perform in full all obligations required to be performed by F-star, under all F-star In-Licences. Without the prior express written consent of Ares, F-star shall not (and shall take no action or make no omission to) breach, modify or waive any

CONFIDENTIAL

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provision of any F-star In-Licence that could impair the value of the licenses granted to Ares herein, or to terminate or have terminated or allow to expire any F-star In-Licence. In the event that the licensor of any F-star In-Licence gives notice to terminate or terminates such F-star In-Licence, or if such F-star In-Licence is due to expire, (an “Old F-star In-Licence”), then F-star shall notify Ares, and

(a)

if such F-star In-Licence is necessary for F-star or Beta to comply with their obligations under and with respect to any Preclinical Program Development Plan and deliver any outstanding Preclinical Program Data Package then F-star shall use its Commercially Reasonable Efforts to avoid such termination, and to maintain or renew such F-star In-Licence, or to enter into a new F-star In-Licence of sufficient scope to replicate the rights under the Old F-star In-Licence sub-licensed to Delta pursuant to the Delta IP Licence; and

(b)

otherwise, upon the written request of Ares and at Ares cost, F-star shall use its Commercially Reasonable Efforts to avoid such termination, and to either renew such F-star In-Licence or to assist Ares in obtaining the grant of a direct in-licence to Ares, Delta or another Ares entity specified by Ares, of sufficient scope to replicate the rights under the Old F-star In-Licence sub-licensed to Delta pursuant to the Delta IP Licence.

5.16.2

Maintenance of Beta In-Licences. Beta shall timely pay in full all amounts required to be paid by Beta, and timely perform in full all obligations required to be performed by Beta, under all Beta In-Licences. Without the prior express written consent of Ares, Beta shall not (and shall take no action or make no omission to) breach, modify or waive any provision of any Beta In-Licence that could impair the value of the licenses to Ares herein, or to terminate or have terminated or allow to expire any Beta In-Licence. In the event that the licensor of any Beta In-Licence gives notice to terminate or terminates such Beta In-Licence, or if such Beta In-Licence is due to expire, (an “Old Beta In-Licence”), then Beta shall notify Ares, and

CONFIDENTIAL

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(a)

if such Beta In-Licence is necessary for F-star or Beta to comply with their obligations under and with respect to any Preclinical Program Development Plan and deliver any outstanding Preclinical Program Data Package then Beta shall use its Commercially Reasonable Efforts to avoid such termination and to maintain or renew such Beta In-Licence, or to enter into a new Beta In-Licence of sufficient scope to replicate the rights under the Old Beta In-Licence sub-licensed to Delta pursuant to the Delta IP Licence; and

(b)

otherwise, upon the written request of Ares and at Ares cost, Beta shall use its Commercially Reasonable Efforts to avoid such termination, and to either renew such Beta In-Licence or to assist Ares in obtaining the grant of a direct in-licence to Ares, Delta or another Ares entity specified by Ares, of sufficient scope to replicate the rights under the Old Beta In-Licence sub-licensed to Delta pursuant to the Delta IP Licence.

ARTICLE 6

REGULATORY MATTERS

6.1

Regulatory Filings. As between Ares and the F-star Parties, Ares shall own and maintain all regulatory filings and Regulatory Approvals for the Subject mAb² and Licensed Product, including all INDs and MAAs.

6.2

Communications with Authorities. Ares (or one of its Affiliates or Sublicensees) shall be responsible, and act as the sole point of contact, for communications with Regulatory Authorities in connection with the Development, Commercialization, and Manufacturing of Licensed Product. Following the Effective Date, an F-star Party shall not initiate, with respect to Subject mAb² or Licensed Product, any meetings or contact with Regulatory Authorities without Ares’s prior written consent. To the

CONFIDENTIAL

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extent an F-star Party receives any written or oral communication from any Regulatory Authority relating to the Subject mAb² or Licensed Product, the respective F-star Party shall (a) refer such Regulatory Authority to Ares, and (b) as soon as reasonably practicable (but in any event within twenty-four (24) hours), notify Ares and provide Ares with a copy of any written communication received by the respective F-star Party or, if applicable, complete and accurate minutes of such oral communication.

6.3

Support in Regulatory Matters. During the Term each F-star Party shall, provided the F-star Aggregate Support Limit has not been and is not thereby exceeded, free-of charge and subject to the reasonable request of Ares make its representatives that are knowledgeable regarding the F-star IP, Subject mAb² or a Licensed Product available to Ares for regulatory explanations, advice and on-site support, that may reasonably be required by, and not otherwise available to, Ares relating regulatory matters (including preparation and filing for any INDs).

6.4

Adverse Event Reporting. The Parties agree to comply with any and all Applicable Laws that are applicable as of the Effective Date and thereafter during the Term in connection with Licensed Product safety data collection and reporting. If an F-star Party has or receives any information regarding any Adverse Event which relates to the use of Licensed Product, then such F-star Party shall provide Ares with all such information within such reasonable timelines which enable Ares to comply with all Applicable Laws and relevant regulations and requirements. The information exchanged between the Parties pursuant to this Section 6.4 shall be transmitted to Ares by e-mail, facsimile or overnight courier to the following address:

[***]

6.5	Recalls. Ares shall have the sole right to determine whether and how to implement a recall or other market withdrawal of the Licensed Product.

CONFIDENTIAL

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ARTICLE 7

PAYMENTS AND RECORDS

7.1

Option Exercise Fee. Within [***] upon receipt of a respective invoice from Delta regarding a Preclinical Program Data Package (such invoice not to be issued until Ares has notified Delta of its intention to continue Development of the relevant Subject mAb[2] pursuant to Section 3.2), Ares shall, provided that it has made the election to continue Development of the relevant Subject mAb[2] pursuant to Section 3.2, pay Delta the sum listed for such Subject mAb² in Schedule 7.1 (subject to any withholding tax obligations set forth in Section 7.12).

7.2

Research and Development Costs. In consideration of Delta meeting all costs of implementing its activities and obligations under each Preclinical Program Development Plan (including all internal and out-of-pocket costs and, for the avoidance of doubt, whether or not such costs exceed any sums paid to Ares by Delta pursuant to this Agreement) during the Term, Ares shall pay to Delta non-refundable (except as set out below) [***] payments, in advance [***] [***] commencing on 1 July 2019 and thereafter as set out in Schedule 7.2, such payments being due on the first (1st) day of the [***] to which they relate and to be paid within [***] of receipt of an invoice from Delta; provided that the amount payable in respect of the final [***] of the Term shall be pro-rated on a calendar day basis by reference to the period from the first day of that [***] to the second (2nd) anniversary of the Effective Date. By way of illustration only, Schedule 7.2 sets out how such [***] payments would be calculated if the Effective Date of the Agreement was 1 July 2019. Within [***] after delivery of the Preclinical Program Data Package or as the case may be after termination, Delta shall send a report detailing the actual Development costs incurred under the Preclinical Program Development Plan and compare such amounts to the amounts set forth under Schedule 7.2. Within [***], Ares and Delta shall conduct a reconciliation process to align the prepayments against the actual spend. Should the actual cost incurred be more than [***] below the budgeted amount under the

CONFIDENTIAL

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Preclinical Program Development Plan as set out in Schedule 7.2, Delta will repay this excess amount within [***] after receiving this invoice. Should the actual cost incurred be more than [***] above the budgeted amount under the Preclinical Program Development Plan, Ares will compensate Delta for such excess Development Expenses within [***] of having received an invoice, if they have been approved by the JSC during the Term.

7.3

Milestone Payments. In partial consideration of the rights granted by Delta to Ares hereunder and subject to the terms and conditions set forth in this Agreement, Ares shall pay to Delta the non-refundable, non-creditable milestone payments set out in Schedule 7.3 with respect to each Licensed Product within [***] after the achievement by Ares, its Affiliate or a Sublicensee of Ares of the corresponding milestone event and receipt of a respective invoice from Delta. Each milestone payment in Schedule 7.3 with respect to each Licensed Product shall be payable only upon the achievement of such milestone event by the relevant Subject mAb[2] or corresponding Licensed Product to achieve such milestone event and no amounts shall be due for subsequent or repeated achievements of such milestone events by such Subject mAb[2].

7.4

Royalty Payments for Licensed Products. As further consideration for Delta’s grant of the rights and licenses to Ares hereunder, Ares shall, during the Royalty Term, pay to Delta a non-refundable royalty on aggregate annual Net Sales of the Licensed Product for each Calendar Year, on a Licensed Product-by-Licensed Product and a country-by-country basis at a rate of [***] of Net Sales. For purposes of determining whether a royalty threshold has been attained, only Net Sales that are subject to a royalty payment shall be included in the total amount of Net Sales and any Net Sales that are not subject to a royalty payment shall be excluded (e.g. it would not include Net Sales for a certain Licensed Product in a certain country if the Royalty Term has ended with respect to such Licensed Product in such country). In addition, in no event shall the mere manufacture (i.e., absent a sale) of the Licensed Product give rise to

CONFIDENTIAL

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a royalty obligation. For clarity, Ares’s obligation to pay royalties to Delta under this Section 7.4 is imposed only once with respect to the same unit of Licensed Product regardless of the number of Delta Patents pertaining thereto. Option Exercise Fees, milestone payments, research and Development payments and other payments pursuant to this Agreement (including under Sections 7.1, 7.2, and 7.3) are not an advance or otherwise creditable against royalties, and vice versa.

7.5

Compulsory License. In the event that Delta or Ares receives a request for a Compulsory License anywhere in the world, it shall promptly notify the other Party. If any Third Party obtains a Compulsory License in any country of the Territory, then Delta or Ares (whoever has first notice) shall promptly notify the other Party. For the avoidance of doubt, for purposes of calculating the royalties due to Delta under Section 7.4 with respect to sales of the Licensed Product by any compulsory licensee, Ares’ obligations to make royalty payments to Delta shall be adjusted to match any lower royalty rate payable by such compulsory licensee to Ares under the Compulsory License. In addition, should Ares grant a sublicense to a Third Party in any country of the Territory to avoid the imposition of such a Compulsory License, the royalty rate payable under Section 7.4 to Delta shall also be adjusted to match any lower royalty rate payable by such Sublicensee for such country under such sublicense.

7.6	Royalty reductions.

7.6.1

During the Royalty Term in a country, the royalty rates set forth in Section 7.4 will be reduced by [***], on a Licensed Product-by-Licensed Product and country-by-country basis, if and only as long as the following conditions are met with respect to the specific Licensed Product and the specific country at issue: [***].

7.6.2

If a Licensed Product cannot be sold in one or more countries without such sale infringing a Patent of a Third Party which Patent specifically claims the sequence of the relevant Subject mAb[2] (“Affected Sales”), and Ares

CONFIDENTIAL

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wishes to enter into a license agreement with such Third Party with respect to such Affected Sales (“Third Party License Agreement”), then Ares shall notify Delta and the Parties shall discuss in good faith whether such Third Party Patent is, in fact, infringed by the manufacture or use of the relevant Subject mAb[2]. If Ares thereafter enters into a Third Party License Agreement, Ares will be entitled to deduct [***] of the Third Party Royalties paid by Ares to such Third Party from any amounts payable to Delta pursuant to Section 7.4 on account of Net Sales that would be Affected Sales absent the Third Party License Agreement, provided always that in no Calendar Quarter shall the royalties payable to Delta after such deduction be less than [***] of the rate set out in Section 7.4. For purposes hereof, “Third Party Royalties” means running royalties due and actually paid under the Third Party License Agreement on account of Net Sales that would be Affected Sales absent the Third Party License Agreement, but only to the extent such royalties are attributable to the license under the Third Party’s relevant Patents as described above (and not any other rights or benefits under such Third Party Agreement). In no event shall Ares be entitled to deduct any portion of any other payments under such Third Party License. In no event shall Ares be entitled to make any deductions pursuant to this Section 7.6.2 from royalties due to Delta that are based on the reduced royalty rate pursuant to Section 7.6.1.

7.6.3

Notwithstanding anything to the contrary herein, in no event shall any amount payable to Delta under this Agreement be reduced (whether pursuant to Section 7.6.1 or 7.6.2 or any other provision or combination of provisions of this Agreement) to less than [***] of Net Sales. In the event that Ares is not able to deduct the full amount of the permitted deduction from the amount due to Delta due to the [***], Ares shall be entitled to deduct any undeducted excess amount from subsequent amounts owed to Delta (subject always to Delta receiving a minimum royalty of[***]).

7.7

Timing of Payment. Royalties payable under Section 7.4 shall accrue at the time the invoice for the sale of the Licensed Product is delivered. Royalty obligations that have accrued during a particular Calendar Quarter

CONFIDENTIAL

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shall be paid, on a Calendar Quarter basis, within [***] after the end of the applicable Calendar Quarter, concurrently with the submission of the royalty report for the Calendar Quarter during which the royalty obligation accrued.

7.8

Mode of Payment and Currency. All payments payable by Ares to Delta under this Agreement shall be made from Germany to the UK, without setoff, by electronic transfer depositing Euro in the requisite amount to such bank account as Delta may from time to time designate by written notice to Ares. With respect to sales (and other amounts) not denominated in Euro, Merck shall convert such amounts in foreign currency into Euro by using the then current and reasonable standard exchange rate methodology as consistently applied to its external reporting generally. Based on the resulting amounts in Euro, the then applicable royalties shall be calculated. Invoices submitted by Delta shall be addressed to:

[***]

With copies to:

[***]

and

[***]

and shall state a purchase order number (which shall be provided by Ares to Delta within no more than [***] following the Effective Date), the Ares contact person (who shall be the Ares Alliance Manager) and VAT registration number CHE-116.289.574, and shall include information in respect of each of the mandatory fields set out in Schedule 7.4.

7.9

Royalty Reports and Records Retention. Within [***] after the end of each Calendar Quarter during which the Licensed Products have been sold, Ares shall deliver to Delta, together with the applicable royalty payment due, a written report, on a Licensed Product-by-Licensed Product and a country-by-country basis, setting forth (i) the total number of Licensed Products sold, (ii) gross amounts invoiced, aggregate Net Sales,

CONFIDENTIAL

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and the calculation of Net Sales, including any deductions made, (iii) royalties payable and the calculation thereof, and (iv) applicable exchange rates used. Such reports shall be deemed Confidential Information of both Parties subject to the obligations of ARTICLE 9 of this Agreement. For at least [***] after submission of each such report, Ares shall keep (and shall ensure that its Affiliates and Sublicensees shall keep) complete and accurate records of all relevant data in sufficient detail to confirm the accuracy of the royalty calculations and other information to be reported hereunder.

7.10	Audits.

7.10.1

During the Royalty Term and for [***] thereafter, upon the written request of Delta, and not more than once in each Calendar Year, Ares shall permit, and shall cause its Affiliates and Sublicensees to permit, an independent certified public accounting firm of nationally recognized standing selected by Delta, and reasonably acceptable to Ares or such Affiliate or Sublicensee, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of Ares and its Affiliates or Sublicensees to verify the accuracy of the royalty reports and payments under this ARTICLE 7. Such review may cover the records for sales made in, or otherwise pertaining to, any Calendar Year ending not more than [***] prior to the date of such request. The accounting firm shall disclose to Delta and Ares only whether the royalty reports and payments made are correct or incorrect, the basis for its findings, and the specific details concerning any discrepancies. No other information shall be provided to Delta.

7.10.2

If such accounting firm concludes that additional royalties were owed during such period, and Ares does not in good faith dispute such calculation, Ares shall pay the additional royalties within [***] after the date Delta delivers to Ares such accounting firm’s written report. If such accounting firm concludes that an overpayment was made, and Delta does not in good faith dispute such calculation, such overpayment shall be fully creditable

CONFIDENTIAL

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against amounts payable in subsequent payment periods. If Ares disagrees with Delta’s accountant’s calculation, it may retain, at its own cost, its own independent certified public accounting firm of recognized standing and reasonably acceptable to Delta, to conduct a review, and if such firm concurs with the other accounting firm, Ares shall make the required payment within [***] after the date Ares receives the report of its accounting firm. If Ares’s accounting firm does not concur, Ares and Delta shall meet and negotiate in good faith a resolution of the discrepancies between the two firms, and if they cannot agree, each Party may pursue other remedies. Delta shall pay for the cost of its audit, unless Ares has underpaid Delta by [***], in which case Ares shall pay for the costs of the audit.

7.10.3

Each Party shall treat all information that it receives under this Section 7.10 in accordance with the confidentiality provisions of ARTICLE 9 of this Agreement, and shall cause its accounting firm to abide by confidentiality restrictions consistent with those hereunder and requiring such firm to retain all such financial information in confidence in a manner consistent with ARTICLE 9 hereof.

7.11

Late Payments. All payments under this Agreement shall earn interest from the date due until paid at a per annum rate equal to [***]. Interest will be calculated on an actual/360 basis. An example of the interest rate calculation follows, assuming that [***]

[***]

[***]

7.12

Withholding Taxes. Payments under this ARTICLE 7 will be subject to any applicable withholding or deduction for or on account of Tax and no Party will be obliged to pay additional amounts in respect of any such withholding or deduction. When a Party becomes aware that it will have an obligation to deduct or withhold an amount for or on account of Tax from any such payment under this ARTICLE 7 it shall notify the Party

CONFIDENTIAL

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who is entitled to receive the payment in writing as soon as reasonably practicable. The Parties shall (a) co-operate in good faith and in a timely manner to do all such acts and things and to sign all such documents as will enable them to take advantage of any applicable double taxation treaty or domestic exemption which may apply to eliminate or reduce such deduction or withholding and (b) provide the other Party with such assistance as is reasonably required to obtain a refund of any Tax required to be so deducted or withheld, or to obtain a credit with respect to such Tax. In the event that (x) there is no applicable double taxation treaty or domestic exemption which applies to eliminate such deduction or withholding, or (y) an applicable double taxation treaty or domestic exemption reduces but does not eliminate such deduction or withholding, then, in each case, the payor shall deduct an amount equal to any Tax required to be deducted or withheld from the amount due to the payee, account for such Tax to the relevant Tax Authority within the time allowed by Applicable Law and secure and send to the payee the best available evidence of payment of such Tax.

7.13

VAT. All payments under this Agreement are exclusive of any VAT. If any VAT is chargeable in respect of a payment under this Agreement and the Party making the supply (the supplier) is required to account for any VAT due to the relevant Tax Authority, the Party receiving the supply (the recipient) agrees that it shall pay such VAT at the applicable rate in respect of such payment following receipt, where applicable, of a VAT invoice in the appropriate form issued by the supplier in respect of such payment. The Parties shall issue invoices for all amounts payable under this Agreement consistent with VAT requirements and irrespective of whether the sums may be netted for settlement purposes. If any VAT originally paid by the recipient to the supplier in accordance with this Section 7.13 is in whole or in part subsequently determined not to have been chargeable, all necessary steps will be taken by the supplier to obtain a refund of such VAT from the relevant Tax Authority and the supplier shall pay an amount equal to any such VAT repaid by the relevant Tax Authority to the recipient within [***] of receipt.

CONFIDENTIAL

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ARTICLE 8

INTELLECTUAL PROPERTY

8.1	Ownership of Intellectual Property.

8.1.1	F-star Ownership. As between the Parties, F-star shall Control all right, title, and interest in and to any and all F-star IP.

8.1.2	Beta Ownership. As between the Parties, Beta shall Control all right, title, and interest in and to any and all Beta IP.

8.1.3	Delta Ownership. As between the Parties, Delta shall solely own all right, title, and interest in and to any and all Delta IP.

8.1.4	Ares Ownership. As between the Parties, Ares shall solely own all right, title, and interest in and to any and all Ares Background IP.

8.1.5

Ownership of Preclinical Program Development Plan Improvements. As between the Parties on a Preclinical Program Development Plan by Preclinical Program Development Plan basis, in respect of any Improvements conceived, discovered, developed, or otherwise made in the performance of each Preclinical Program Development Plan prior to the Option Exercise Fee Payment Date:

(a)

Delta shall own all Improvements that specifically relate to and/or claim any Subject mAb[2] (but not the Fcab or Fab components independently of the Subject mAb2) (“Delta Pre-Data Package Improvements”);

(b)	Beta shall own all Improvements that specifically relate to and/or claim any Fcab or Fab comprising the components of a Subject mAb[2] (“Beta Pre-Data Package Improvements”); and

(c)	F-star shall own any other Improvements conceived, discovered, developed, or otherwise made in the performance of a Preclinical Program Development Plan (“F-star Pre-Data Package Improvements”).

CONFIDENTIAL

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8.1.6	Ownership of Improvements following Option Exercise Fee Payment Date. As between the Parties, on a Subject mAb[2]-by-Subject mAb[2] basis:

(a)

Ares shall own any Improvements conceived, discovered, developed, or otherwise made following the Option Exercise Fee Payment Date in respect of such Subject mAb[2] that specifically relate to and/or claim such Subject mAb[2] (“Ares Post-Data Package Improvements”);

(b)

Beta shall own any Improvements conceived, discovered, developed, or otherwise made following the Option Exercise Fee Payment Date that specifically relate to and/or claim any Fcab or Fab comprising the components of a Subject mAb[2] (“Beta Post-Data Package Improvements”); and

(c)

F-star shall own any Improvements conceived, discovered, developed, or otherwise made following the Option Exercise Fee Payment Date which relate to any F-star Patents and which are not Ares Post-Data Package Improvements or Beta Post-Data Package Improvements (“F-Star Post-Data Package Improvements”).

8.1.7

Disclosure Obligation. In the event that any Improvements are conceived, discovered, Developed or made by or on behalf of a Party (for the purposes of this Section 8.1.7, the “Inventing Party”) which is owned by another Party pursuant to Section 8.1.5 (for the purposes of this Section 8.1.7, the “Owning Party”), such Inventing Party shall promptly disclose to the relevant Owning Party in writing, the conception, discovery, Development or making of such Improvement.

CONFIDENTIAL

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8.1.8	Assignment Obligation.

(a)

Delta, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), (i) to Beta all its right, title and interest in and to any Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements, including all rights to sue for past infringement of any Beta Pre-Data Package Improvements, and Beta Post-Data Package Improvements; and (ii) to F-star Ltd all its right, title and interest in and to any F-star Pre-Data Package Improvements, including all rights to sue for past infringement of any F-star Pre-Data Package Improvements. Delta will, at its cost, provide necessary information, execute and record assignments and other necessary documents, and take any other necessary steps to effect such assignments and consistent with such ownership.

(b)

F-star, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), (i) to Delta all its right, title and interest in and to any Delta Pre-Data Package Improvements, including all rights to sue for past infringement of any Delta Pre-Data Package Improvements; and (ii) to Beta all its right, title and interest in and to any Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements, including all rights to sue for past infringement of any Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements. F-star will, at its cost, provide necessary information, execute and record assignments and other necessary documents, and take any other necessary steps to effect such assignments and consistent with such ownership.

(c)	Beta, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future

CONFIDENTIAL

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hereby agrees to assign), (i) to Delta all its right, title and interest in and to any Delta Pre-Data Package Improvements, including all rights to sue for past infringement of any Delta Pre-Data Package Improvements; and (ii) to F-star Ltd all its right, title and interest in and to any F-star Pre-Data Package Improvements, including all rights to sue for past infringement of any F-star Pre-Data Package Improvements. Beta will, at its cost, provide necessary information, execute and record assignments and other necessary documents, and take any other necessary steps to effect such assignments and consistent with such ownership.

(d)

Ares, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), (i) to Delta all its right, title and interest in and to any Delta Pre-Data Package Improvements, including all rights to sue for past infringement of any Delta Pre-Data Package Improvements; and (ii) to Beta all its right, title and interest in and to any Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements, including all rights to sue for past infringement of any Beta Pre-Data Package Improvements and Beta Post-Data Package Improvements; and (iii) to F-star all its right, title and interest in and to any F-star Pre-Data Package Improvements and F-star Post-Data Package Improvements, including all rights to sue for past infringement of any F-star Pre-Data Package Improvements and F-star Post-Data Package Improvements. Ares will, at its cost, provide necessary information, execute and record assignments and other necessary documents, and take any other necessary steps to effect such assignments and consistent with such ownership.

(e)	Each Party shall cause all Persons who perform Development activities for such Party under this Agreement to be under an obligation to assign their rights in any Information and

CONFIDENTIAL

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inventions resulting therefrom relating specifically to a Subject mAb[2] and/or relating specifically to an Fcab comprised within a Subject mAb² to such Party, except where Applicable Law requires otherwise (in which case such Party shall obtain a suitable exclusive licence under those rights). No Party may instruct or employ any Person to perform Development activities for such Party with respect to its obligations hereunder where such Person (including without limitation governmental, not-for-profit and public institutions) has standard policies against, or otherwise refuses to grant, such an assignment or granting of such an exclusive licence (a “Non-Assigning Person”), save with the prior written consent of the other Parties. However, if a Party refuses its consent to the other Party instructing or employing a Non-Assigning Person, and there is no other Person that can perform the Development activities and give the required assignment on commercially reasonable terms, then the instructing Party shall not be in breach of its obligations to use Commercially Reasonable Efforts to perform any such Development activities hereunder or under the Delta IP Licence to the extent due to its inability to instruct the Non-Assigning Person.

8.2	Maintenance and Prosecution of Patents.

8.2.1	Patent Prosecution and Maintenance.

(a)    [***]

(b)    [***]

(c)    [***]

(i)    [***]

(ii)    [***]

(d)    [***]

CONFIDENTIAL

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8.2.2	Fcab, Fab and Subject mAb[2] Patent Prosecution and Maintenance. [***]

(a)	[***]

(i)    [***]

(ii)    [***]

(iii)    [***]

[***]

(b)

The relevant prosecuting Party (determined in accordance with Section 8.2.1) shall be responsible for and shall undertake, and [***] shall cooperate with such prosecuting Party with regards to the prosecuting Party’s activities associated with, the preparation, filing and prosecution of [***] in the Patent Cooperation Treaty applications in each of [***], (iii) file national patent applications in each of [***], and (iv) file foreign patent registrations in [***] (it being understood that filings may occur in additional jurisdictions, but that there shall be no obligation regarding filings in jurisdictions beyond those listed).

(c)

[***] shall be responsible for and shall use Commercially Reasonable Efforts to undertake, and the relevant prosecuting Party (determined in accordance with Section 8.2.1) shall cooperate with [***] with regards to [***] activities associated with, preparation, filing and prosecution of [***] in the Patent Cooperation Treaty applications in each of [***] and [***], (iii) file national patent applications in [***], and (iv) file foreign patent registrations in [***] (it being understood that filings may occur in additional jurisdictions, but that there shall be no obligation regarding filings in jurisdictions beyond those listed).

(d)	Except where [***] elects not to file or abandons [***], pay renewal fees and take reasonable actions to maintain such

CONFIDENTIAL

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Patents (including using Commercially Reasonable Efforts to prosecute to grant any [***] that are not yet granted, using reasonable efforts to defend any post-grant review or opposition proceedings regarding any such Patents, and to ensure that rights to priority dates with respect to such patents are not inadvertently lost).

(e)

Keep the other Parties reasonably informed of all steps with regard to the preparation, filing, prosecution, and maintenance strategy (including timing of filing, data to be included, and scope of claims of patent applications) of any [***], and shall discuss steps with regard to the preparation, filing, and strategy (including timing of filing, data to be included, and scope of claims of patent applications) with respect to such Patents and shall reasonably consider the other Parties’ comments in respect of the same.

(f)	[***] shall keep [***] reasonably informed, on a [***] basis of the filing and grant of [***].

(g)

In the event that an Insolvency Event occurs with respect to [***], then [***] shall have the right at its sole expense to assume control of the preparation, filing, prosecution and maintenance of any [***]. In support of [***] rights under this Section 8.2.2(g), [***] has granted to [***]. For the avoidance of doubt, [***] shall have no right to exercise its rights under [***] unless and until such time as an Insolvency Event occurs with respect to [***].

8.2.3	Other [***] and other [***] Prosecution and Maintenance. Each of [***] (with respect to the [***]) and [***] (with respect to the [***] other than [***]) shall:

(a)	keep [***] reasonably informed, on a [***] basis of the filing and grant of [***] which are not [***]; and

CONFIDENTIAL

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(b)

use Commercially Reasonable Efforts to (i) pay renewal fees and take reasonable actions to maintain the [***] (including to prosecute to grant any such Patents that are not yet granted in at least the following jurisdictions: [***], and (ii) defend any post-grant review or opposition proceedings regarding any such Patents. Notwithstanding the foregoing, if [***], acting reasonably and in good faith, consider that taking such steps with respect to any such Patent in any particular jurisdiction would not be reasonable taking into account factors such as the likelihood of such Patent being granted, the scope of the patent that is likely to be granted (including the likelihood that the technology covered by the Patent or application will be infringed by the [***]) and/or the cost of prosecution and maintenance of such Patent compared to the scope of protection it might afford, then [***] (as relevant) may allow to lapse or not defend such Patent in such jurisdiction.

8.2.4

CREATE Act. Notwithstanding anything to the contrary in this ARTICLE 8, neither Party shall have the right to state in a proceeding that a claimed invention falls under (i) the Cooperative Research and Technology Enhancement Act of 2004, pre-AIA 35 U.S.C. 103(c)(2)-(c)(3) (the “CREATE Act”) or (ii) the Leahy-Smith America Invents Act of 2011, 35 U.S.C. 100(h) and 102(c)(1)-(3) (the “AIA”) when exercising its rights under this ARTICLE 8 without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed. With respect to any such permitted statement, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act and AIA.

CONFIDENTIAL

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8.3	Defence of Patents.

8.3.1	Notice. Each Party shall promptly notify the other Parties in writing of any alleged, threatened or actual assertion of which it becomes aware of:

(a)

Infringement by any Third Party of any Fcab Patents or Fab Patents or Subject mAb[2] Patents (save that with respect to any such infringement of an Fcab Patent or Fab Patent arising solely as a result of that Fcab or Fab comprising part of a mAb[2] which is not a Subject mAb[2], then the Party that becomes aware of such infringement shall have no obligation to provide such notice if that Party does not intend to, and does not, take any steps to enforce the Fcab Patent or Fab Patent with respect to such infringement);

(b)	Misappropriation of or ownership or entitlement claim by a Third Party with respect to any Fcab Patent or Fab Patent or Subject mAb[2] Patent; and/or

(c)

Invalidity or unenforceability of any Fcab Patent or Fab Patent or Subject mAb[2] Patent by a Third Party, whether directly, or indirectly by way of an anticipated or existing defence to an anticipated, threatened or existing infringement action (including but not limited to an infringement assertion under Section 8.3.1(a) above),

(a “Third Party IP Claim”) and shall in each case provide to the other Parties details of such alleged, threatened or actual assertion that are known by such Party. With respect to any claims falling within sub-Sections 8.3.1(b) or 8.3.1(c) above, each Party shall consider, in good faith, the comments of the other in respect of such Third Party IP Claim. If the information alerting a Party to a Third Party IP Claim is confidential, such Party shall use Commercially Reasonable Efforts to negotiate with the Person providing such information a right to disclose the information to the other Parties.

8.3.2

Information. The Party commencing or defending any Third Party IP Claim (an “IP Action”) shall keep the other Parties regularly informed of the status and progress of the IP Action, including by providing the other Parties with copies of any and all material pleadings and other documents filed with the court.

CONFIDENTIAL

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8.4	Enforcement of IP.

8.4.1	Subject to the other provisions of this Section 8.4 below, as between the Parties:

(a)	F-star shall, at its own expense, have the sole and exclusive right, but not the obligation, to enforce and defend, and control the enforcement and defence, worldwide of the F-star IP.

(b)	Beta shall, at its own expense, have the sole and exclusive right, but not the obligation, to enforce and defend, and control the enforcement and defence, worldwide of the Beta IP.

(c)	Delta shall, at its own expense, have the sole and exclusive right, but not the obligation, to enforce and defend, and control the enforcement and defence, worldwide of the Delta IP; and

(d)	Ares shall at its own expense, have the sole and exclusive right, but not the obligation, to enforce and defend, and control the enforcement and defence, worldwide of the Ares IP.

8.4.2	Enforcement of Subject mAb[2] Patents. During the Term:

(a)

Until (but not including) the Option Exercise Fee Payment Date in respect of any Subject mAb[2] Patents that specifically relate to and/or claim any Subject mAb[2], Delta shall have the first right, but not the obligation, to enforce and defend worldwide under its control, and at its own expense Subject mAb[2] Patents that specifically relate to and/or claim such Subject mAb[2], and all costs of such preparation, filing, prosecution and maintenance shall be borne by Delta.

(b)	On and from the Option Exercise Fee Payment Date in respect of any Subject mAb[2], Ares shall have the first right, but not the

CONFIDENTIAL

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obligation, to enforce and defend worldwide under its control, and at its own expense Subject mAb[2] Patents that specifically relate to and/or claim such Subject mAb[2], and all costs of such preparation, filing, prosecution and maintenance shall be borne by Ares.

(c)

In the event that the Party that has the first right to enforce and defend any Subject mAb[2] Patents in accordance with this Section 8.4.2 (being Delta or Ares, as relevant) does not initiate or diligently prosecute or defend an action with respect to such an infringement or claim within [***] following notice thereof, or such shorter period as may be required to avoid any prejudicial ruling or effect, then the other Party (being Delta or Ares, as relevant) shall have the right to attempt to resolve such infringement or claim, including by filing an action. The Party controlling such action shall have the sole and exclusive right to select counsel.

Neither Beta nor F-star shall have the right to enforce or defend the Subject mAb2 Patents.

8.4.3

Patent Exclusivity Listing. If any Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the Public Health Service Act (“PHSA”) (a “Biosimilar Application”) naming a Licensed Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), that Party shall, within [***], notify the other Parties so that the other Parties may seek permission to view the application and related Confidential Information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA. If any Party receives any equivalent or similar certification or notice in any other jurisdiction in the Territory, such Party shall, within [***], notify and provide the other Parties with copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such

CONFIDENTIAL

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Biosimilar Application, (a) Delta shall have the sole right to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application; and (b) Delta shall have the sole right to list any Delta Patents, insofar as they claim or cover the applicable Licensed Product as required pursuant to Section 351(l)(3)(A), Section 351(l)(5)(b)(i)(II), or Section 351(l)(7) of the PHSA, to respond to any communications with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilise a different mechanism for information exchange than that specified in Section 351(l) of the PHSA.

8.4.4

Conduct of Patent Litigation Under the Biologics Price Competition and Innovation Act. Notwithstanding anything to the contrary in this Section 8.4.4, Delta or Ares shall have the sole right to bring an action for infringement of the Delta Patents in accordance with the provisions of Section 8.4.2, with respect to Subject mAb[2] or Licensed Products as required under Section 351(l)(6) of the PHSA following the agreement on a list of Patents for litigation under Section 351(l)(4) or exchange of Patent lists pursuant to Section 351(l)(5)(B) of such act, or as required following any equivalent or similar certification or notice in any other jurisdiction. The Parties’ rights and obligations with respect to the foregoing legal actions shall be as set forth in this Section 8.4.4 provided, that within [***] of reaching agreement on a list of Patents for litigation under Section 351(l)(4) or exchange of Patent lists pursuant to Section 351(l)(5)(B), Delta or Ares (as determined in accordance with the provisions of Section 8.4.2) shall notify Beta as to whether or not it elects to prosecute such infringement. Either Party shall, within [***], notify and provide the other Party with copies of any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to Section 351(l)(8)(A) of the PHSA, or any equivalent or similar certification or notice in any other jurisdiction. Thereafter, Delta or Ares (as determined in accordance with the provisions of Section 8.4.2) shall have the first right to seek an injunction against such commercial marketing as permitted pursuant to Section 351(l)(8)(B) of the PHSA.

CONFIDENTIAL

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8.4.5	Cooperation. The Parties agree to cooperate fully in respect of the enforcement of any Subject mAb[2] Patent or Fcab Patent (an “IP Action”), as follows:

(a)

The Party commencing or defending the litigation (the “Lead Party”) shall keep the other Parties regularly informed of the status and progress of the IP Action, including by providing the other Parties with copies of any and all material pleadings and other documents filed with the court, and the Lead Party shall have due regard to the interests of the other Parties.

(b)

At the reasonable request of the Lead Party, the other Parties shall, where necessary and (subject to the Lead Party indemnifying the other Parties in respect of any liabilities it may incur relating to joining such action) furnish a power of attorney solely for such purpose or shall join in, or be named as a necessary party to, such action or proceeding (in which case it shall have the right, but not the obligation, to instruct and be represented by independent counsel of its own choice and at its own expense), providing access to relevant documents and other evidence, and making its employees available at reasonable business hours.

(c)	In no event shall any Party;

(i)	make an admission as to liability, or the invalidity or unenforceability of any Subject mAb[2] Patent or Fcab Patent or Fab Patent or IP that is owned by another Party;

(ii)	amend in the course of the litigation any Patent that forms part of any Subject mAb[2] Patent or Fcab Patent or Fab Patent; or

CONFIDENTIAL

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(iii)	agree to any settlement or compromise of any action or proceedings relating to any IP Action,

in each case in a manner that diminishes or has a material adverse effect on the rights or interest of the other Parties, or in a manner that imposes any costs or liability on, or involves any admission by, the other Parties, without the express written consent of such other Parties, such consent not to be unreasonably withheld, conditioned or delayed.

8.4.6

Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realised as a result of an IP Action (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall [***].

8.5	Inventor’s Remuneration. Each Party shall be solely responsible for any remuneration that may be due such Party’s inventors under any applicable inventor remuneration laws.

ARTICLE 9

CONFIDENTIALITY AND NON-DISCLOSURE

9.1

Confidentiality Obligations. At all times during the Term and for a period of [***] following termination or expiration of this Agreement, each Party shall cause its Affiliates and its and their respective officers, directors, employees, consultants, contractors and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement. Notwithstanding the foregoing, to the extent the receiving Party can demonstrate by documentation or

CONFIDENTIAL

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other competent proof, the confidentiality and non-use obligations under this Section 9.1 with respect to any Confidential Information shall not include any information that:

9.1.1	was publicly known when received from the disclosing Party or thereafter becomes publicly known through no wrongful act, fault or omission on the part of the receiving Party;

9.1.2	was in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information;

9.1.3	is subsequently received by the receiving Party from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;

9.1.4	is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

9.1.5	has been independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

CONFIDENTIAL

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9.2	Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

9.2.1

in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 9.4); provided that the receiving Party shall first have given prompt written notice (and to the extent practically possible, at least [***] notice) to the disclosing Party and given the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information (for example, to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued). In the event that no protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;

9.2.2	requested by any Tax Authority, whether or not the request has the force of law;

9.2.3

made by or on behalf of the receiving Party or their licensees or sub-licensees to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;

9.2.4

subject to written consent of the disclosing Party, made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining, defending or enforcing a Patent in accordance with the terms of this Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information, to the extent such protection is available;

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

9.2.5

made to its or its Affiliates’ financial and legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, at least as restrictive as those set forth in this Agreement; provided that the receiving Party shall remain responsible for any failure by such financial and legal advisors, to treat such Confidential Information as required under this ARTICLE 9;

9.2.6

made by the receiving Party or its Affiliates to potential or actual investors, acquirers, investment bankers, lenders, as may be reasonably necessary in connection with their evaluation of a potential or actual investment in or acquisition of the receiving Party or its Affiliates; provided that:

(a)

such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9 other than in respect of the duration which shall be commensurate with the purpose for which the information was disclosed and relevant market practice;

(b)

the scope of any such disclosure by an F-star Party shall be limited to (i) the Transaction Documents and the identity of the Targets of the Subject mAb[2], but excluding the Preclinical Program Development Plan and (ii) an estimate of the time required to complete each Preclinical Program Development Plan which remains uncompleted at such time (but, for the avoidance of doubt, without specifying what activities remain to be performed under such Preclinical Program Development Plan or communicating any scientific data or results generated by

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

such Preclinical Program Development Plan or otherwise or any other scientific content relating to the Preclinical Program Development Plan or the collaboration generally);

(c)

without prejudice to sub-Section 9.2.6(b), in the event that an F-star Party seeks Ares’ consent to the disclosure of the outcomes of any Preclinical Program Development Plan (but not, for the avoidance of doubt, the contents of any Preclinical Program Data Package), Ares shall not unreasonably condition, withhold or delay such consent; and

(d)

a Party or one of its Affiliates seeking to disclose Confidential Information in reliance on this Section 9.2.6 shall give reasonable advance notice of such intention, specifying the Third Party to whom it proposes to make such disclosures;

9.2.7

made by Ares or its Affiliates or Sublicensees to its or their advisors, consultants, clinicians, vendors, service providers, contractors, existing or prospective (i) collaboration partners, (ii) licensees, (iii) sublicensees, or other Third Parties as may be necessary or useful in connection with the Exploitation of any Subject mAb[2], the Licensed Products, or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure for advisors, consultants, clinicians, vendors, service providers, contractors); or

9.2.8

made by an F-star Party or any of their respective Affiliates to its or their advisors, consultants, clinicians, vendors, service providers, contractors, prospective (i) collaboration partners, (ii) licensees, (iii) sublicensees, or other Third Parties as may be necessary or useful in connection with the

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exploitation of any Subject mAb[2], the Licensed Products, or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement (including in relation to the exercise of the rights granted to Delta in Section 5.1 or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement); provided that:

(a)

such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information of Ares substantially similar to the obligations of confidentiality and non-use of Delta pursuant to this ARTICLE 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure for advisors, consultants, clinicians, vendors, service providers, contractors and the like); and

(b)

no F-star Party shall disclose any Confidential Information relating to any Preclinical Program Development Plan or Subject mAb[2] in reliance on this Section 9.2.8 without the prior written consent of Ares (such consent not to be unreasonably conditioned, withheld or delayed).

9.3

Use of Name. Except as expressly provided herein, no F-star Party or any of their respective Affiliates shall mention or otherwise use the name, logo, or trademark of Ares or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of Ares. Except as expressly provided herein, neither Ares nor any of its Affiliates shall mention or otherwise use the name, logo, or trademark of an F-star Party or any of their Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of Delta. The restrictions imposed by this Section 9.3 shall not prohibit either Party from making any disclosure identifying the other

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Party that, in the opinion of the disclosing Party’s counsel, is required by Applicable Law; provided that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon.

9.4

Public Announcements. The Parties have agreed that the F-star Parties may issue a press release in the form set out as Schedule 9.4. Other than this press release and as expressly set forth in this ARTICLE 9, none of the F-star Parties, Ares or any of their respective Affiliates shall issue any public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other Parties’ prior written consent, except for any such disclosure that is, in the opinion of the disclosing entity’s counsel, (i) material to the proper explanation of the disclosing entity’s business (including the mAb[2] Target Pair of [***]) for the purpose of making filings that are reasonably necessary in respect of a filing pursuant to the rules of a stock exchange or (ii) that are otherwise required by Applicable Law or the rules of a stock exchange; in each case on which the securities of the disclosing entity are listed (or to which an application for listing has been submitted). In the case of (i) and (ii) above:

9.4.1

such entity shall submit the proposed disclosure in writing to Ares (if the entity is an F-star Party) or Delta (if the entity making the disclosure is Ares) as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon, and the disclosing Party shall give reasonable consideration to the concerns of the non-disclosing Party in respect of such disclosure; and

9.4.2

the scope and content of the disclosure shall not (without the prior written consent of the non-disclosing Party) extend beyond the information which the disclosing Party is required by Applicable Law or the rules of the relevant stock exchange to disclose (as supported by written opinion from the disclosing Party’s counsel).

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

9.5

Publications. The Parties acknowledge that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the Development activities hereunder and neither Party shall make any publications, presentations or public disclosures related to a Subject mAb[2] unless mutually agreed by the Parties. Notwithstanding the foregoing:

9.5.1

each F-star Party and each of their respective Affiliates shall have the right to make any publications, presentations or public disclosures relating to (a) any Fcabs or (b) any Antibody other than to the extent related to a Subject mAb[2] or Licensed Product, in each case without any approval, review or comments rights by Ares. The Parties have agreed that the publications identified in Schedule 9.5 have been agreed in principle by the Parties and Delta shall provide a copy of each such publication to Ares at least [***] prior to its submission for publication and shall, in good faith, give reasonable consideration to Ares’s comments in relation to such publication, whereby it is understood that for the timeline of the respective submission Ares´ publication guidelines shall apply; and

9.5.2

Ares shall, after payment of the respective Option Exercise Fee in respect of a Subject mAb[2], have the right to make publications relating to such Subject mAb[2] and Licensed Product provided that it provides Delta with a copy of such publication at least [***] prior to submission and on Delta’s reasonable request (i) removes from such publication any of Delta’s Confidential Information and (ii) takes into account any reasonable comments Delta may have in respect of such publication.

9.6

Return of Confidential Information. Upon the effective date of the termination of this Agreement with respect to any Accepted mAb[2] Target Pair for any reason, any Party may request in writing, and the other Party shall either, with respect to Confidential Information to which such first

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Party does not retain rights under the surviving provisions of this Agreement: (a) as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) as soon as reasonably practicable, deliver to the requesting Party, at the other Party’s expense, all copies of such Confidential Information in the possession of the other Party; provided that the other Party shall be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder or if required by Applicable Law. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.

9.7

Delta Permitted Disclosure. In the event that Ares fails to pay the Preclinical Program Data Package Delivery Payment in accordance with the terms of this Agreement in respect of a particular Subject mAb[2] , or if this Agreement is otherwise terminated or expires in respect of such Subject mAb[2], Delta will be permitted to disclose Confidential Information relating to such Subject mAb[2] to a potential Third Party strategic partner interested in a transaction involving that Subject mAb[2]; provided, that such disclosure is subject to the provisions of Section 9.1 and 9.2 with respect to Ares Confidential Information.

ARTICLE 10

DATA PROTECTION AND PRIVACY

10.1

For the purposes of this ARTICLE 10, the terms, “controller”, “processor”, “data subject”, “third country” and “supervisory authority” shall have the meaning ascribed to the corresponding terms in the Applicable DP Laws.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

10.2

The Parties acknowledge that the EU GDPR will be or may become applicable to the Processing of Personal Data in connection with this Agreement and agree to Process any Personal Data in accordance with the EU GDPR (irrespective of its actual application) and other Applicable DP Laws. Any Personal Data which:

10.2.1	Ares receives from or on behalf of Delta or which Delta receives from or on behalf of Ares; and/or

10.2.2	is Processed by any Party (as applicable),

as part of this Agreement shall be Processed by that Party only in strict compliance with Applicable DP Laws. Each Party will Process Personal Data exclusively for the purposes of this Agreement.

10.3

Each Party shall treat the relevant Personal Data in accordance with the provisions of this ARTICLE 10 and shall only Process and store relevant Personal Data for as long as it is necessary in connection with this Agreement, requested by another Party in writing, or otherwise required by Applicable DP Laws. Each Party shall ensure that all Persons entrusted with the Processing of Personal Data in accordance with the Agreement are under substantially similar obligations.

10.4

Each Party will, on request, provide the others at its the expense of the requesting Party (unless otherwise agreed to by the Parties in writing) with reasonable assistance, information and cooperation to ensure compliance with the respective obligations of the requesting Party under Applicable DP Laws in relation to the relevant Personal Data.

10.5

Each Party shall implement appropriate technical and organisational security measures in relation to the Processing of the relevant Personal Data, which shall ensure a level of security appropriate to the risk including, as appropriate, (a) pseudonymisation and encryption; (b) the ability to ensure the ongoing confidentiality, integrity, availability and resilience of processing systems and services; (c) the ability to restore the

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

availability and access to such Personal Data in a timely manner in the event of a physical or technical incident; and (d) a process for regularly testing, assessing and evaluating the effectiveness of those measures.

10.6	Exchange of Personal Data.

10.6.1

The Parties acknowledge and agree that where they Process Personal Data for the purposes of the Collaboration under this Agreement, to the extent relevant under the EU GDPR, each Party will act as an independent controller and will be solely responsible for its own Processing activities.

10.6.2

If and to the extent Personal Data is Processed by or on behalf of Ares by Delta, or by or on behalf of Delta by Ares, pursuant to the performance of the Agreement, so that Delta or Ares, as the case may be, is acting as a processor, a Processing agreement shall be agreed by Delta and Ares in order to comply with the requirements under Applicable DP Laws.

10.6.3

If and to the extent that Delta and Ares act as Joint Controllers pursuant to the performance of the Agreement, Delta and Ares shall agree in writing on a Joint Controller agreement that determines their respective responsibilities for compliance with the Applicable DP Laws and that shall apply in addition to the other provisions of this ARTICLE 10.

10.7

Cross-Border Transfer. Any transfer of relevant Personal Data by either Party to a third country outside the European Economic Area in connection with this Agreement shall only be made in accordance with Articles 44 to 50 of the GDPR and other Applicable DP Laws. The Parties agree to implement appropriate safeguards in accordance with Article 46 of the GDPR where necessary for the transfer of Personal Data for the purposes of the Collaboration under this Agreement; this includes the obligation to enter into, where necessary, standard data protection clauses adopted by the European Commission (from time to time) for the transfer of Personal Data from controllers established inside the European Economic Area to controllers or processors (as applicable) established in countries or territories outside the European Economic Area that are not Adequate Countries (“Model Clauses”).

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

10.8

Subcontracting. In the event that any Third Party subcontractor appointed in accordance with this Agreement has access to and/or Processes Personal Data that is subject to this Agreement, the subcontracting Party shall appoint such Third Party subcontractor as a data processor under a written contract which shall comply with the EU GDPR and shall ensure that the Third Party subcontractor complies with the subcontracting Party’s obligations under this Clause, including, without limitation, by entering into Model Clauses (if and to the extent required).

10.9

Breach Notification. Each Delta and Ares shall promptly notify the other in writing after becoming aware of any breach of security leading to the accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, or access to, Personal Data (as applicable to the other Party) subject to this Agreement (the “Data Breach”). The latter Party may then request from the notifying Party further reasonable information about the Data Breach, including a reasonably detailed description of the Data Breach and the categories of Personal Data affected by the Data Breach, and will work together to identify a root cause of, and to remediate such Data Breach. Each Party shall co-operate with the other, to the extent reasonably requested, in relation to any notifications to supervisory authorities or to Persons which either Party is required to make under DP Laws.

10.10

Data Privacy Audits. Each Party shall have the right during the Term, and for a period of [***] following termination of this Agreement, to conduct an investigation and audit of the other Party’s activities, books and records, to the extent they relate to that other Party’s performance under this Agreement, to verify compliance with the terms of this ARTICLE 10; provided, however, that such books and records may not be audited more than once per Calendar Year and that such investigation or audit shall be conducted during normal business hours, upon reasonable prior notice and

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

performed at the sole and exclusive expense of the auditing Party. The other Party shall cooperate fully with such investigation or audit, the scope, method, nature and duration of which shall be at the sole reasonable discretion of the auditing Party.

10.11	Supervisory Authority communications and Data Subject Requests.

10.11.1

If a Party (the “Data Receiving Party”) receives any complaint, notice or communication from a supervisory authority which relates directly or indirectly to the other Party’s: (i) Processing of the Personal Data; or (ii) a potential failure to comply with Applicable DP Laws in respect of the performance of this Agreement, the Data Receiving Party shall, to the extent permitted by law, promptly forward the complaint, notice or communication to the other Party and provide the other Party with reasonable co-operation and assistance in relation to the same.

10.11.2

If a Person makes a written request to a Party to exercise their rights in relation to the Personal Data that concerns Processing in respect of which another Party is the controller, that Party shall forward the request to the other Party promptly and in any event within [***] from the date on which it received the request and, upon the other Party’s reasonable written request, provide that other Party with reasonable co-operation and assistance in relation to that request to enable the other to respond to such request and meet applicable timescales set out under Applicable DP Laws.

ARTICLE 11

WARRANTIES AND COVENANTS

11.1	Fundamental Warranties. Each of the F-star Parties hereby warrants to Ares, and Ares hereby warrants to each of the F-star Parties, that as at the Effective Date:

11.1.1

Organisation. It is a corporation duly organised, validly existing, and in good standing under the laws of the jurisdiction of its organisation, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement and (with respect to the respective F-star Parties) the other Transaction Documents.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

11.1.2

Authorisation. The execution and delivery of this Agreement and (with respect to the respective F-star Parties) the other Transaction Documents as well as the performance by it of the transactions contemplated hereby have been duly authorised by all necessary corporate action, and do not violate (a) its charter documents, bylaws, or other organisational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which it is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to it.

11.1.3

Binding Agreement. This Agreement and (with respect to the respective F-star Parties) the other Transaction Documents are legal, valid, and binding obligation of it, enforceable in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

11.1.4

Debarment. It has not, to its knowledge, employed or used a contractor or consultant that has employed any individual or entity debarred by the FDA (or subject to a similar sanction of EMEA) or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMEA), in the conduct of any preclinical activities in respect of any Subject mAb[2] as of the Effective Date.

11.1.5

No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfilment of its obligations hereunder.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

11.2

Business Warranties. Each of the F-star Parties (for itself and for each of the other F-star Parties) warrants to Ares that, except as Fairly Disclosed in Schedule 11.2A, each of the F-star Business Warranties is, as of the Effective Date, true and accurate.

11.3

Where an F-star Business Warranty is qualified by the expression “so far as the F-star Parties are aware” or “to the best of the knowledge, information and belief of the F-star Parties” or any similar expression, the F-star Parties shall be deemed to have knowledge of anything of which they would have known, had they made due and careful enquiries of Eliot Forster, Jane Dancer, Tolga Hassan, Mihriban Tuna, Neil Brewis, Alison McGhee and Mike Davies.

11.4	Covenants.

11.4.1	Subject to Section 13.6.3, no F-star Party shall, without the prior written consent of Ares, grant any security interest, option, mortgage, charge or lien over any Delta Patent during the Term.

11.4.2

During the Term, neither Beta nor F-star shall encumber or adversely affect the rights granted to Ares hereunder with respect to the Beta IP or F-star IP insofar as it relates to the Exploitation of Subject mAb[2] and Licensed Products in a manner that would adversely affect any rights of Ares under this Agreement.

11.4.3

During the Term, Delta shall timely pay in full all amounts required to be paid by Delta, and each of Delta and Beta shall timely perform in full all obligations required to be performed by it, under the Delta IP Licence. Without the prior express written consent of Ares, neither Delta nor Beta shall (and neither shall take any action or make any omission to) breach, modify or waive any provision of the Delta IP Licence that could impair the value of the licenses to Ares herein, or to terminate or have terminated or allow to expire the Delta IP Licence.

11.4.4	Prior to the Preclinical Program Data Package Delivery Date in respect of [***] (or earlier termination of this Agreement with respect to [***]), Delta

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

shall timely pay in full all amounts required to be paid by Delta, and each of Delta and Beta shall timely perform in full all obligations required to be performed by it, under the Delta Support Services Agreement. Without the prior express written consent of Ares, neither Delta nor Beta shall (and neither shall take any action or make any omission to) breach, modify or waive any provision of the Delta Support Services Agreement that could impair the value of the licenses to Ares herein, or to terminate or have terminated or allow to expire the Delta Support Services Agreement.

11.4.5

During the Term, all contracts entered into between Delta, on the one hand, and any other F-star Party, on the other hand that relate specifically to this Agreement shall be in writing and shall be on arms’ length terms.

11.4.6

Delta and Beta (as the case may be) shall inform Ares without undue delay in the event (i) of the occurrence of an Insolvency Event with respect to Beta or Delta or (ii) that the Board of Directors of Beta or Delta resolves that Beta or Delta, as the case may be, is insolvent (as defined in Section 123 of the Insolvency Act 1986).

11.4.7	Delta shall fulfil all of its obligations, including but not limited to its payment obligations, under the Transaction Documents.

11.4.8	Consolidation. The F-star Parties undertake that:

(a)

promptly following the Effective Date it shall undertake a review of the financial and other implications of the transfer by Delta of all of its rights and obligations under this Agreement to Beta. In the event that the F-start Parties conclude that there are no material adverse consequences to such a transfer and subject to Ares agreeing an amended and restated version of this Agreement pursuant to which Beta assumes responsibility for all of Delta’s obligations hereunder, then (a) the Parties other than Delta shall enter into such amended and restated version of this Agreement, (b) the Parties other than Delta shall enter into a release of Delta from all of its future obligations and liabilities

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

hereunder and (c) Delta shall assign and transfer all of its rights and assets relating to the Subject mAb[2] to Beta and the date of such transfer shall be the “Subject mAb[2] Transfer Date”;

(b)

Delta shall not, prior to the earlier of (i) the Preclinical Data Package Delivery Date for [***] (or earlier termination of this Agreement with respect to [***]) and (ii) the Subject mAb[2] Transfer Date transfer the rights held by Delta in respect of the mAb[2] known as FS118 to any other F-star Party or to any Third Party; and

(c)

if, prior to the earlier of (i) the Preclinical Data Package Delivery Date for [***] (or earlier termination of this Agreement with respect to [***]) and (ii) the Subject mAb[2] Transfer Date, Ares gives notice in writing to Delta that (a) the application of IFRS by Ares’s management leads to a requirement for Ares to consolidate Delta into the financial statements of Ares or any Affiliate of Ares; (b) the applicable financial standard setting bodies issue new requirements which lead to a requirement for such consolidation; or (c) Ares’s auditors or any regulatory body require such consolidation (together a “Consolidation Requirement”), in each case, the F-star Parties shall reasonably cooperate and otherwise provide Ares with reasonable assistance in resolving any issue that causes such Consolidation Requirement

(d)

Provision of Financial Information. In the event that (i) the application of IFRS by a Party’s management leads to the requirement of a consolidation of the other Party (or of one or more of its Affiliates) by such Party; (ii) the applicable financial standard setting bodies issue new requirements which lead to the requirement of consolidation; or (iii) a Party’s auditors or any regulatory body require such consolidation, and the Consolidation Requirement could not be resolved, such other

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Party will reasonably cooperate and otherwise provide such Party with reasonable assistance in preparing such consolidated statements, including, if and to the extent needed, by providing such Party on a quarterly basis such other Party’s income statements, cash flow statements, balance sheets and any other financial information requested by such Party in connection therewith in the form reasonably requested by such Party and prepared in accordance with IFRS.

11.5	Both Parties’ Additional Representations, Warranties and Covenants. Each Party warrants and covenants to the other Parties that, as of the Effective Date and thereafter during the Term,

11.5.1

such Party, with respect to activities undertaken in connection with this Agreement or with the Development of the Subject mAb² or a Licensed Product prior to the Effective Date, will conduct or has conducted its business in accordance with environmental, labour and social standards and in accordance with the standards set forth in the Merck Code of Conduct and the Merck Human Rights Charter (available at http://www.merckgroup.com). Each Party further acknowledges and ensures that it and its Affiliates, Sublicensees or subcontractors are familiar with the provisions of the United States Foreign Corrupt Practices Act, the UK Bribery Act and applicable local bribery and corruption laws, and each Party represents and warrants to the other Party that it will or has not taken or permitted any action that may either constitute a violation under, or cause the other Party to be in violation of, the provisions of the United States Foreign Corrupt Practices Act, the UK Bribery Act or applicable local bribery and corruption law, environmental, labour and social standards and the standards set forth in the Merck Code of Conduct and the Merck Human Rights Charter;

11.5.2

such Party, with respect to activities undertaken in connection with this Agreement or with the Development of a Subject mAb² or a Licensed Product prior to the Option Exercise Fee Payment Date, will obtain, process

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

or store or has obtained, processed or stored all data related to human samples and other personal data obtained in course of the research, Development, manufacturing or Commercialization of the Subject mAb² or a Licensed Product in compliance with all Applicable Laws and in accordance with all medical, administrative and ethical aspects related to the collection, procession and storage of human samples, related data and other personal data in research activities. In particular, the signature of the informed consent from the donor has been and, in case of Ares, will be obtained and confidentiality and anonymization of the human samples have been and, in case of Ares, will be procured and the personnel involved in such activities has been and, in case of Ares, will be authorized and capable to perform such activities; and

11.5.3

each Party, with respect to activities undertaken in connection with this Agreement or with the Development of the Subject mAb² or a Licensed Product prior to the Effective Date, will comply or has complied with all Applicable Laws for the care, welfare and ethical treatment of animals in the country where the research and Development is or was performed. In particular, Ares will adhere and each F-star Party shall adhere at a minimum to (a) Ares’s policy on the use, care and welfare of laboratory animals, (b) Ares’s Standard on “Housing and Husbandry Practices for Common Laboratory Animals”, (c) the principle of “3Rs” – reduction, refinement and replacement of animal studies; (d) the principle to offer state of the art housing and husbandry conditions in the care and use of animals which means access to species appropriate food and water; access to species specific housing, including species appropriate temperature and humidity levels; access to humane care and a program of veterinary care; animal housing that minimizes the development of abnormal behaviours; review of study design and purpose by institutional ethical review panel; commitment to minimizing pain and distress during the studies conducted under the research plan and that work is performed by demonstrable trained staff.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

ARTICLE 12

INDEMNITY

12.1

Indemnification of Delta. Ares shall indemnify each of the F-star Parties, their Affiliates and their respective directors, officers, employees and agents (the “Delta Indemnitees”) and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the Delta Indemnitees arising from or occurring as a result of:

(a)

the Exploitation of any Subject mAb[2] and/or Licensed Products after the respective Option Exercise Fee Payment Date in the Territory by or for Ares or any of its Affiliates, Sublicensees, subcontractors, agents and consultants;

(b)	the breach by Ares or its Affiliates of this Agreement; or

(c)	the negligence or wilful misconduct on the part of Ares or its Affiliates or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement,

except for those Losses for which the F-star Parties, in whole or in part, have an obligation to indemnify Ares pursuant to Section 12.2 hereof, as to which Losses each Party shall indemnify the other in accordance with Sections 12.1 and 12.2 (as applicable) to the extent of their respective liability for such Losses.

12.2

Indemnification of Ares. The F-star Parties shall on a several basis and not jointly indemnify Ares, its Affiliates and its and their respective directors, officers, employees and agents (the “Ares Indemnitees”) on demand, and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims incurred

CONFIDENTIAL

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by or rendered against the Ares Indemnitees arising from or occurring as a result of:

(a)	the breach by an F-star Party or any of their respective Affiliates of any of the F-star Parties’ obligations under this Agreement; or

(b)	the negligence or wilful misconduct on the part of any of the F-star Parties in performing its obligations under this Agreement,

except for those Losses for which Ares has an obligation to indemnify the F-star Parties pursuant to Section 12.1 hereof, as to which Losses each Party shall indemnify the other in accordance with Sections 12.1 and 12.2 (as applicable) to the extent of their respective liability for the Losses.

12.3

Claims relating to Indemnity Technology. The F-star Parties shall on a several basis and not jointly indemnify the Ares Indemnitees, on a Subject mAb[2]-by-Subject mAb[2] basis, on demand, and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims which result from proceedings brought by a Third Party claiming that the use or practice of the Indemnity Technology by any Ares Indemnitee, as contemplated by or reasonably foreseeable in the context of this Agreement, infringes a Patent of such Third Party. This indemnity shall not apply to the extent that such Third Party Claims arise from or occur as a result of use by Ares of any Patent that does not relate specifically to the Indemnity Technology including any Patent claiming a Target, or the modulation of the activity thereof, or any downstream technology that Ares uses (for example with respect to Targets comprised in a mAb[2] Target Pair or a manufacturing process or formulation used by Ares in respect of any Subject mAb2). Notwithstanding the foregoing provisions of this Section 12.3 above, the liability of the F-star Parties pursuant to this Section 12.3 above shall:

12.3.1	be limited to [***] of all Losses suffered by the Ares Indemnitees as a result of a Third Party Claim pursuant to this Section 12.3; and

CONFIDENTIAL

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12.3.2	not in any event exceed the aggregate of:

(a)

an amount equal to [***]) of all milestone payments (as set out in Schedule 7.3) paid under this Agreement in respect of the relevant Subject mAb[2] only in the [***] prior to the date on which the relevant Losses are notified to the F-star Parties; and

(b)

the amount of any milestone payments (as set out in Schedule 7.3) that become payable under this Agreement in respect of the relevant Subject mAb[2] only, following the date on which the relevant Losses are notified to the F-star Parties (“Future Milestone Payments”), provided always that the Ares Indemnitees’ sole remedy under this Agreement in respect of an amount equal to the Future Milestone Payments shall be if any of the milestone payments set out in Schedule 7.3 in respect of the relevant Subject mAb[2] remains unpaid at the relevant time, to set off any such milestone payments in respect of the relevant Subject mAb[2] payable by Ares to Delta pursuant to Section 7.3 when it becomes due and payable against an amount (the “Indemnity Set Off Amount”) equal to any liability of Delta to Ares pursuant to this Section 12.3 above; provided always that the Ares Indemnitees shall not be entitled to exercise their rights pursuant to this Section 12.3.2(b) to the extent that the amount set off from any single Future Milestone Payment would in aggregate exceed (a) in the case of a Future Milestone Payment payable in respect of an event other than the achievement of Regulatory Approval of a Licensed Product in respect of the relevant Subject mAb[2]: [***]); or (b) in the case of a Future Milestone Payment payable in respect of the achievement of Regulatory Approval of a Licensed Product in respect of the relevant Subject mAb[2]: [***].

12.4	Notice of Claim. All indemnification claims in respect of a Party or their respective Affiliates, or their respective directors, officers, employees and

CONFIDENTIAL

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agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this ARTICLE 12, but in no event shall the indemnifying party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

12.5	Control of Defence.

12.5.1

In General. Except in circumstances where the Indemnified Party (acting reasonably) considers that such assumption might have a material adverse effect on its business or any part thereof or any relationship between the Indemnified Party and any of its customers, suppliers or other commercial counterparties or any Regulatory Authority, an indemnifying party may assume the defence of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying party’s receipt of an Indemnification Claim Notice. The assumption of the defence of a Third Party Claim by the indemnifying party shall not be construed as an acknowledgment that the indemnifying party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying party of any defences it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defence of a Third Party Claim, the indemnifying party may appoint as lead counsel in the defence of the Third Party Claim any legal counsel selected by the indemnifying party which shall be reasonably acceptable to the Indemnified Party. In the event the indemnifying party assumes the defence of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying party all original notices and documents (including court

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying party assume the defence of a Third Party Claim, except as provided in Section 12.5.2, the indemnifying party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defence or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying party. In the event that it is ultimately determined that the indemnifying party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying party for any Losses incurred by the indemnifying party in its defence of the Third Party Claim.

12.5.2

Right to Participate in Defence. Without limiting Section 12.5.1, if an indemnifying party has assumed the defence of any Third Party Claim pursuant to Section 12.5.1, the Indemnified Party shall be entitled to participate in, but not control, the defence of such Third Party Claim and to employ counsel of its choice for such purpose; provided that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof, and the assumption by the indemnifying party of such expense, has been specifically authorised by the indemnifying party in writing or (b) the interests of the Indemnified Party and the indemnifying party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

12.5.3

Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

such Loss, on such terms as the indemnifying party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying party has assumed the defence of the Third Party Claim in accordance with Section 12.5.1, the indemnifying party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnifying party does not assume and conduct the defence of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim. Regardless of whether the indemnifying party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of, any Third Party Claim without the prior written consent of the indemnifying party, which consent shall not to be unreasonably withheld, conditioned or delayed. The indemnifying party shall not be liable for any settlement, compromise or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

12.5.4

Cooperation. Regardless of whether an indemnifying party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defence or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

CONFIDENTIAL

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12.5.5

Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a Calendar Quarter basis in arrears by the indemnifying party, without prejudice to the indemnifying party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying party is ultimately held not to be obligated to indemnify the Indemnified Party.

12.5.6

Special, Indirect, and Other Losses. EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 12, AND EXCLUDING ARTICLE 9 (CONFIDENTIALITY AND NON-DISCLOSURE), NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR ANY LOSS OF PROFITS OR BUSINESS INTERRUPTION OR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF THE LICENSED PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

12.6

Insurance. Each of the Parties shall, at their own respective expense, procure and maintain during the Term, insurance policies adequate to cover their respective obligations hereunder and consistent with the normal business practices of (i) with respect to Ares, prudent

CONFIDENTIAL

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pharmaceutical companies; and (ii) with respect to each F-star Party, prudent biotechnology companies, in each case of similar size and scope (or self-insurance). Such insurance shall not create a limit to either Party’s liability hereunder.

12.7

Certificates of Insurance. Upon request by Ares or Delta, the other Party shall provide Certificates of Insurance evidencing compliance with this Section. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to a Party, then such Party shall continue to maintain such insurance after the expiration or termination of this Agreement for the longer of (a) a period of [***] following termination or expiration of this Agreement in its entirety, or (b) with respect to a particular Party, last sale of a Licensed Product (or but for expiration or termination, would be considered a Licensed Product) sold under this Agreement by a Party.

ARTICLE 13

TERM AND TERMINATION

13.1

Basis of Termination. This Agreement shall only expire or be terminated on a Subject mAb[2]-by-Subject mAb[2] basis. Termination in respect of any one Subject mAb[2] shall not affect the rights of the Parties in respect of each other Subject mAb[2] and the relevant Preclinical Program Development Plan.

13.2

Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect and shall expire on a Subject mAb[2]-by-Subject mAb[2] basis, on the earlier of the date on which Ares has no further milestone payments or royalty obligations to Delta hereunder in respect of such Subject mAb[2] and/or Licensed Product containing such Subject mAb[2] (in respect of the relevant Subject mAb², the “Term”).

CONFIDENTIAL

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13.3

Termination for Convenience. Ares may terminate this Agreement on a Subject mAb[2]-by-Subject mAb[2] basis, for any or no reason (i) immediately upon written notice if such termination notice is served within [***] after the relevant Preclinical Program Data Package Delivery Date; and thereafter, (ii) on [***] prior written notice to Delta if the termination is after the Preclinical Program Data Package Delivery Date but prior to the first Regulatory Approval in respect of the relevant Licensed Product containing such Subject mAb[2] and (iii) on [***] prior written notice to Delta if the termination is after the first Regulatory Approval in respect of the relevant Licensed Product containing such Subject mAb[2].

13.4	Termination for Material Breach.

13.4.1

If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) has materially breached one (1) or more of its material obligations under this Agreement, then the Non-Breaching Party may deliver notice of such material breach to the Breaching Party (a “Default Notice”). If the Breaching Party fails to cure such breach within:

(a)	[***], in the event that Ares fails to pay any milestone payment payable on delivery of the Preclinical Program Data Package in respect of any Subject mAb[2] in accordance with Section 7.3 when due; or

(b)	[***] in respect of any other material breach;

after receipt of the Default Notice, the Non-Breaching Party may terminate this Agreement to the extent that it relates to the relevant Subject mAb2 or Licensed Product to which the breach relates, upon written notice to the Breaching Party.

13.4.2

If (i) Delta is the Breaching Party; (ii) such breach by Delta took place after the filing of the MAA in respect of the Subject mAb2 to which the relevant breach relates; and (iii) such breach by Delta is not cured within the periods

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

provided under Section 13.4.1, Ares may elect not to terminate this Agreement in respect of such Subject mAb² and, instead, during the period commencing at the end of the cure period and continuing until the end of the last Royalty Term for such Subject mAb² in all countries, reduce the milestone payments under Section 7.3 and the then applicable royalty rates by [***]; provided, that (a) such reduction shall be Ares’ sole remedy with respect to the breach by Delta and (b) for the avoidance of doubt, this remedy shall not be applicable in respect of any Subject mAb2 in respect of which Ares has not filed a MAA.

13.5

Termination by Delta for Patent Challenge. Delta will have the right to terminate this Agreement in respect of a Subject mAb[2] or Licensed Product upon written notice to Ares in the event that Ares or any of its Affiliates or Sublicensees directly assert in its own respective name or directs a Third Party to assert a Patent Challenge in relation to a Licensed Patent that covers the Manufacture, use or sale of the relevant Licensed Product; “Patent Challenge” means any challenge in a legal or administrative proceeding to the patentability, validity, ownership or enforceability of any of the Licensed Patents or (or any claim thereof), including by: (i) filing or pursuing a declaratory judgment action in which any of the Licensed Patents is alleged to be invalid or unenforceable; (ii) citing prior art against any of the Licensed (other than art required to be cited by Applicable Law, including under a duty of candor to a patent office), filing a request for or pursuing a re-examination of any of the Licensed Patents (other than with Delta’s written agreement), or becoming a party to or pursuing an interference; or (iii) filing or pursuing any opposition, cancellation, nullity or other like proceedings against any of the Licensed Patents.

13.6	Termination for Insolvency.

13.6.1

If an Insolvency Event occurs in relation to a Party, then Ares (if the relevant Party is an F-star Party) or Delta (if the relevant Party is Ares) may terminate this Agreement in its entirety effective immediately upon written notice to the other Party.

CONFIDENTIAL

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13.6.2

In addition to rights provided under Section 13.6.1 in the event (i) of the occurrence of an Insolvency Event with respect to Beta or Delta or (ii) that the Board of Directors of Beta or Delta resolves that Beta or Delta, as the case may be, is insolvent (as defined in Section 123 of the Insolvency Act 1986) Ares shall to the extent permitted by Applicable Laws have the exclusive option to purchase and acquire all Delta Patents at an arm’s length fair market price provided that such purchase shall not relieve Ares of any of its payment obligations hereunder. Ares may exercise such option by written notice to Delta and/or Beta (as the case may be) (the “Acquisition Notice”) at any time within [***] after Ares is informed of the Insolvency Event or the resolution of the Board of Directors as above the occurrence of the respective Insolvency Event. Following the receipt of an Acquisition Notice, all of Delta’s and/or Beta’s interest in the relevant Delta Patents shall automatically be transferred and assigned to Ares or the Affiliate of Ares specified in the Acquisition Notice. Following the option exercise, the arm’s length fair market price for the transferred Delta Patents shall be determined by mutual agreement of the Parties in good faith. In case of disagreement, an independent Third Party expert (who shall act as an expert and not as an arbitrator) (agreed upon by both Parties or, failing such agreement, designated and administered by the International Chamber of Commerce (the “ICC”) of London pursuant to the rules for expert proceedings of the ICC) shall determine the arm’s length fair market price taking into account that Ares payment obligations hereunder shall continue and such determination shall be final and binding upon the Parties.

13.6.3

In consideration of the payments made by Ares and the rights granted to Ares under this Agreement, Ares shall be entitled at any time prior to the fifth (5th) anniversary of the filing date of the relevant PCT application to require in its discretion Beta and/or Delta to grant to Ares a security interest, in a form to be agreed by the Parties within [***] of the Effective Date

CONFIDENTIAL

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acting reasonably and in good faith, over any Delta Patent that Ares notifies to Beta and/or Delta (as the case may be) in writing. For this purpose:

(a)

Beta and Delta shall provide such information, and execute and record any documents and take any other steps, in each case that may be reasonably requested by Ares to effect and register Ares’s security interest over the relevant Delta Patent.

(b)

The security to be provided over any Patent in the UK will comprise an equitable charge and equivalent security in other jurisdictions will be interpreted accordingly. In addition, Delta or Beta (as the case may be) shall promptly deliver to the F-star Solicitors in respect of each Delta Patents over which Ares has requested a security interest pursuant this Section 13.6.3 a transfer instrument (in a form to be agreed by the Parties within [***] of the Effective Date acting reasonably and in good faith) providing for the transfer of that Patent from Delta to Ares and which is duly executed by Delta but not dated (any such instrument being a “Patent Transfer Instrument”).

(c)	As regards costs, the Parties agree that:

(i)

in relation to a request for security to be granted over any Delta IP or Beta IP in a Major Market, Delta or Beta (as the case may be) and Ares shall each bear the cost of its own legal fees and Delta shall bear the cost of any filing, registration, translation or other third party fees or costs which may be required in connection with the creation and registration of the relevant security (“Registration Costs”);

(ii)

in relation to a request for security to be granted over any Delta Patents in any jurisdiction other than a Major Market, Ares shall bear the cost of its own legal fees and any reasonable legal fees of Delta (provided such legal fees have been agreed with Ares in advance), together with any Registration Costs; and

CONFIDENTIAL

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(iii)

except as provided in sub-Sections 13.6.3(c)(i) and 13.6.3(c)(ii), Ares and Delta or Beta (as applicable) shall each bear any other costs which they may incur in connection with the creation and registration of the relevant security (including any internal costs).

13.6.4	Enforcement.

(a)

If an Insolvency Event occurs in relation to Delta or Beta, Ares shall be entitled to enforce any security which it holds over any Delta Patent (as applicable) and to issue a notice (an “Enforcement Notification”) to the F-star Solicitors.

(b)

Delta and Beta each agree that, upon receipt of an Enforcement Notification, the F-star Solicitors shall be authorised to and shall (with no further action required by or on behalf of any Party) be instructed in accordance with the Solicitors’ Letter to release any Patent Transfer Instruments which the F-star Solicitors hold in respect of the Delta Patent which are the subject of the Enforcement Notification to Ares, who is hereby authorised by Delta or Beta to date the same and take any further steps necessary to perfect the transfer of the relevant Delta Patent to Ares.

13.6.5

An Insolvency Event shall be deemed not to have occurred in relation to an F-star Party for the purposes of this Section 13.6. for so long as Ares has failed to meet any payment obligation it has under this Agreement when due.

13.6.6

In the event that an Insolvency Event occurs in relation to any F-star Party, Ares may request from that F-star Party, and the relevant F-star Party shall promptly provide, for so long as the circumstances giving rise to the

CONFIDENTIAL

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relevant Insolvency Event exist any information which Ares considers reasonably necessary or appropriate regarding the financial and operational position of the relevant F-star Party.

13.7

Effect of Expiration of the Term. Following the expiration of the Term pursuant to Section 13.2, the licences in respect of the relevant Licensed Product in Section 5.3, shall become exclusive, fully-paid, royalty-free, sublicensable and irrevocable.

13.8

Effects of Termination by Ares Without Cause or by Delta for Cause In the event of termination of this Agreement by Ares pursuant to Section 13.3 or by Delta pursuant to Section 13.4, 13.4.2 or 13.6 in respect of a Licensed Product, the following terms and conditions will apply with respect to such Licensed Product:

13.8.1

All rights and licenses granted by Delta relating to the relevant Subject mAb[2] or Licensed Products hereunder shall immediately terminate. Ares and its Affiliates will have no further rights to use any Licensed IP to Exploit the relevant Subject mAb[2] or Licensed Products for which this Agreement has been terminated.

13.8.2	Delta’s and Ares obligations in respect of the Development, Commercialization and Manufacturing (if applicable) of the relevant Subject mAb[2] or Licensed Products shall terminate;

13.8.3

Delta shall have the sole right to prepare, file, prosecute and maintain Delta Patents that specifically relate to and/or claim the relevant Subject mAb[2], and all costs of such preparation, filing, prosecution and maintenance shall be borne by Delta;

13.8.4

Ares shall transfer and assign to Delta all of Ares’s and its Affiliates’, title, and interests in and to any trademarks (but not any Ares or its Affiliates house marks) owned by Ares and used solely in connection with the Commercialization of the relevant Licensed Products;

CONFIDENTIAL

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13.8.5	As far as allowed under Applicable Law, Ares shall transfer to Delta all non-clinical and clinical data Controlled by Ares or its Affiliates to the extent related to the relevant Licensed Products;

13.8.6

All Confidential Information generated by either Party in respect of the relevant Subject mAb[2] shall be deemed to be the Confidential Information of Delta and Ares and its Affiliates shall treat such Confidential Information as though it had been disclosed to Ares by Delta;

13.8.7

Ares shall, at the request of Delta (i) transfer and assign (to the extent permitted under Applicable Law) to Delta and on Delta’s costs and expenses all regulatory materials and other documented technical and other information or materials owned and controlled by Ares or its Affiliates or Sublicensees, in each case, to the extent solely related to the relevant Licensed Products and necessary for Developing, Manufacturing or Commercializing such Licensed Product in the Field in the Territory; provided, that, Ares may retain a copy of such items for its records; and (ii) notify the applicable Regulatory Authorities in the Territory and other actions reasonably necessary to effect the transfer in subsection (i) above, including upon Delta’s request, providing a right of reference to any regulatory materials or Regulatory Approvals Controlled by Ares on the effective date of termination, to the extent necessary for Delta to Develop and Commercialize the relevant Licensed Products;

13.8.8

Unless prohibited by any Regulatory Authority, and subject to any Third Party consents, Ares shall, at the request of Delta, on a clinical trial-by-clinical trial basis, either (i) at Delta’ sole cost and expense transfer sponsorship and control to Delta of each clinical trial of the relevant Licensed Products being conducted in the Territory as of the effective date of termination or (ii) at Ares’ cost, wind down such clinical trial as soon as reasonable possible following the effective date of termination, whereby it is understood that the licenses granted under this Agreement shall remain in place for such a purpose;

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

13.8.9

In the event that Delta has requested the transfer of a clinical trial pursuant to Section 13.8.8 Ares shall assign or amend at Delta’s cost and expense, as appropriate, any agreements with Third Parties that Ares has in place with respect to the conduct of such clinical trial for the relevant Licensed Products or the manufacture of the relevant Licensed Products (including agreements with contract manufacturing organizations, contract research organizations, clinical sites and investigators), or, to the extent any such Third Party agreement is not assignable to Delta, to cooperate with Delta to arrange to continue to provide such services for a reasonable time after termination and to facilitate Delta’s entry into a replacement agreement with such Third Party for such services;

13.8.10	Ares shall, on Delta’s written request, supply to Delta Ares’s inventory of such Licensed Product at a price equal to [***] of Ares’s direct costs for such inventory of the Licensed Product;

13.8.11

If Ares has Manufactured, is Manufacturing or is having manufactured the relevant Licensed Products or any intermediate of such Licensed Products as of the date of termination, Ares shall (i) transfer copies of documents and materials Controlled by Ares and embodying Know How or Patents Controlled by Ares that are at the time of such termination being used by Ares or its Third Party manufacturers to Manufacture the relevant Licensed Products, including but not limited to all suppliers, analytical methods, quality standards, specifications, commercial API formula, process chemistry, manufacturing process descriptions, process flows, cycle times, process parameters, process equipment type and sizes, cleaning methods, commercial API samples, master safety data sheets, and stability reports (the “Ares Manufacturing Know-How”), at Delta’s cost, to enable the Manufacture of the relevant Licensed Products by Delta, its Affiliates or any Third Party manufacturer of Delta; (ii) provide technical assistance in the transfer of Ares Manufacturing Know-How to Delta, at Delta’s cost; and (c) cooperate in the continuation of such manufacturing services for a [***] period after termination, subject to Delta reimbursing Ares’ reasonable out of pocket costs;

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

13.8.12

The Parties shall negotiate within a period of [***], any other applicable terms for a plan for the orderly transition of Development and Commercialization activities from Ares to Delta in a manner consistent with Applicable Law; and

13.8.13

Section 9.2.8(b) shall not apply to the F-star Parties, and except as set forth in Section 9.6, each Party shall return or cause to be returned to the other Party all Confidential Information and all substances or compositions of the other Party or its Affiliates delivered or provided by or on behalf of such other Party, as well as any other material provided by or on behalf of such other Party in any medium, in connection with the relevant Subject mAb[2] or Licensed Products for which this Agreement has been terminated.

13.9

Effects of Termination by Ares with cause. In the event of a termination of this Agreement in respect of a Licensed Product by Ares pursuant to Section 13.4.1, the following terms and conditions will apply in respect of the relevant Licensed Product and Subject mAb[2]:

(a)	The relevant Subject mAb[2] and Licensed Product shall cease to be Subject mAb[2] and Licensed Products for the purposes of this Agreement;

(b)

All rights and licenses granted by Ares relating to the relevant Subject mAb[2] or Licensed Products hereunder shall immediately terminate and Delta will have no further rights to use any Ares IP to Exploit the relevant Subject mAb[2] or Licensed Products for which this Agreement has been terminated;

(c)	Ares’ rights and obligations in respect of the Development of the relevant Subject mAb[2] or Licensed Products shall terminate; and

(d)

Unless prohibited by any Regulatory Authority, and subject to any Third Party consents, Ares shall, at the request of Delta, on a clinical trial-by-clinical trial basis, either (i) at Delta’ sole cost and expense transfer sponsorship and control to Delta of each clinical trial of the relevant Licensed Products being conducted in the Territory as of the effective date

CONFIDENTIAL

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of termination or (ii) at Delta’ cost, wind down such clinical trial as soon as reasonable possible following the effective date of termination, whereby it is understood that the licenses granted under this Agreement shall remain in place for such a purpose;

(e)

In the event that Delta has requested the transfer of a clinical trial pursuant to Section 13.9(d) Ares shall assign or amend at Delta’s cost and expense, as appropriate, any agreements with Third Parties that Ares has in place with respect to the conduct of such clinical trial for the relevant Licensed Products or the manufacture of the relevant Licensed Products (including agreements with contract manufacturing organizations, contract research organizations, clinical sites and investigators), or, to the extent any such Third Party agreement is not assignable to Delta, to cooperate with Delta to arrange to continue to provide such services for a reasonable time after termination and to facilitate Delta’s entry into a replacement agreement with such Third Party for such services;

(f)

Ares and its Affiliates and Sublicensees shall be entitled, during the[***] following such termination, to sell any commercial inventory of such Licensed Product(s) which remains on hand as of the date of the termination without any payment of royalties.

(g)

All rights and licenses granted by Ares to Delta in Section 5.4 relating to the relevant Subject mAb[2] or Licensed Product shall immediately terminate and Section 9.2.8(b) shall not apply to the F-star Parties.

13.10

Immediately following Ares notification of termination to Delta pursuant to Sections 13.3 or 13.4, the diligence obligations in Section 4.2 shall no longer apply and Ares shall have the right to wind-down all then on-going Development, Manufacturing and/or Commercialization activities.

13.11	[***]

13.11.1	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

13.11.2

the calculation of net sales shall be on the same basis as set out in the definition of Net Sales and the payment of the royalties shall be subject to the provisions of Section 7.4 through 7.13 (with [***] being substituted by [***] in Section 7.6) and

13.11.3

the references to Licensed Patent in the definition of Royalty Term shall be a reference to the relevant Delta Patent that claims the composition of matter or method of use in the Field of the relevant Subject mAb[2];

Ares (for itself and its Affiliates) shall grant to Delta (without any further action required on the part of Ares):

(a)

an irrevocable, perpetual exclusive license, with the right to grant sublicenses [***] under Ares Post-Data Package Improvements reasonably necessary or useful for the Exploitation, and for the sole purpose of Exploiting, the relevant Subject mAb[2] or Licensed Products; and

(b)

an irrevocable, perpetual non-exclusive license, with the right to grant sublicenses through multiple tiers, under the Ares Background Know-How, Ares Background Patents, reasonably necessary or useful for the Exploitation, and for the sole purpose of Exploiting, the relevant Subject mAb[2] or Licensed Products.

13.12

Sublicenses. Upon any termination of this Agreement, Ares shall have the right but not the obligation to provide a list of its Sublicensees, which it proposes should continue to have the rights and license set forth in its sublicense agreements, and subject to a review of the terms of such sublicense agreements Delta may decide in its absolute discretion which, if any, agreements shall be assigned to Delta.

13.13

Remedies. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

13.14

Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement in respect of a Subject mAb[2] or Licensed Product for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party in respect of such in respect of such Subject mAb[2] or Licensed Product prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, in respect of the termination or expiration of a Subject mAb[2] or Licensed Product, the following Sections shall survive such termination or expiration: ARTICLE 1, Section 3.6, ARTICLE 7, Section 8.1, ARTICLE 9, Sections 12.1 to 12.5, 13.7 to 13.14, 14.1 and 14.4 to 14.15.

ARTICLE 14

MISCELLANEOUS

14.1

Performance and Exercise by Affiliates. To the extent not limited by Section 3.5 each Party shall have the right to exercise its rights and perform its obligations hereunder through its Affiliates (including by licensing rights hereunder where such rights are held in the name of any such Affiliate); provided that such Party shall be responsible for its Affiliates’ performance hereunder; provided, further, that to the extent a Party exercises its rights and perform its obligations hereunder through its Affiliates, such arrangements shall be conducted on customary, arm’s-length terms (unless otherwise provided for in this Agreement) and in a manner that does not give rise to an agency relationship between a Party and any of its Affiliates performing obligations hereunder.

14.2

Force Majeure. Neither Ares nor any of the F-star Parties shall be held liable or responsible to the other or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes,

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes or lockouts (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimise its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use its Commercially Reasonable Efforts to remedy its inability to perform. If the force majeure continues for more than [***] from the receipt of notice by the other Party, Ares (if an F-star Party is the non-performing Party) or Delta (if Ares is the non-performing Party) shall have the right to terminate this Agreement on written notice.

14.3

Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United Kingdom, Germany or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export licence or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

14.4	Assignment.

14.4.1	Without the prior written consent of Ares (if the requesting Party is an F-star Party) or Delta (if the requesting Party is Ares), such consent not to be

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

unreasonably withheld, conditioned or delayed, no Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided that a Party may make such an assignment without the other Parties’ consent to (a) [***]; (b) [***]; or (c) [***] provided in each case that the other Party shall be under no greater obligation or liability under this Agreement than if the assignment had never occurred. With respect to any such assignment, the assigning Party shall remain responsible for the performance by such assignee or transferee of the obligations hereunder. Any attempted assignment or delegation in violation of this Section 14.4 shall be void and of no effect. All validly assigned and delegated rights of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of F-star, Beta or Delta, as the case may be. Without limiting the foregoing, the grant of rights to the assigning Party set forth in this Agreement shall be binding upon any successor or permitted assignee of the assigning Party, and the obligations of the other Parties, including the payment obligations, shall run in favour of any such successor or permitted assignee of the assigning Party’s benefits under this Agreement.

14.4.2

Notwithstanding anything to the contrary herein, in the event of the acquisition of a controlling (as such term is used in the definition of Affiliate) interest in Beta, F-star, F-star GmbH, Delta or FTL, the acquirer of such Person shall not be considered to be an Affiliate of such Person for the purposes of this Agreement including for the purposes of the definition Control in respect of the intellectual property of the Parties or Section 5.1. For clarity (and without limitation), any Know-How, Patents or other intellectual property rights or other assets owned or Controlled by an acquirer or its Affiliates before such an acquisition of such Person or which were subsequently generated by the acquirer, or an Affiliate of the acquirer which is not Beta, F-star, Delta, F-star GmbH or FTL or an Affiliate of any of them immediately prior to the acquisition, will not be Controlled by such Person after such change in Control for purposes of this Agreement or

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

subject to Section 5.1, except to the extent that Beta, F-star, Delta, F-star GmbH or FTL or any of their respective Affiliates owned or Controlled such Know-How, Patents or other intellectual property rights or other assets before such acquisition.

14.4.3

In the event of a change of control of Delta by a company that has in development a bispecific antibody that binds to the same Target pair as a Subject mAb[2] then, within [***] of Delta informing Ares of such Change of Control Ares may, with [***] written notice to Delta, take over all of the Delta Development activities performed under each of the then ongoing Preclinical Development Plans and in such circumstances (i) the JSC shall immediately disband and (ii) the F-star Parties shall adopt reasonable procedures to prevent the disclosure of any Ares Confidential Information or any Delta Know-How that relates solely to a Subject mAb[2] being disclosed to the acquirer of Delta.

14.5

Severability. If any provision of this Agreement (or part of a provision) is held to be illegal, invalid, or unenforceable under any present or future law by any court or administrative body of a competent jurisdiction, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

14.6	Successors. The rights and obligations of the Parties under this Agreement shall continue for the benefit of, and shall be binding on, their respective successors and permitted transferees.

14.7	Governing Law, Jurisdiction and Service.

14.7.1

Governing Law. This Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of England and Wales, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

14.7.2

Service. A document which starts or is otherwise required to be served in connection with any legal action or proceedings relating to a Dispute may be served in the same way as notices in accordance with Section 14.9. This Section 14.7.2 does not prevent any such document being served in another manner permitted by law.

14.8

Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 2.7, if a claim, dispute or matter of difference arises between the Parties in any way whatsoever out of or in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (including claims for set-off or counterclaims) or the legal relationships established by this Agreement (a “Dispute”), it shall be resolved pursuant to this Section 14.8.

14.8.1

General. Any Dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] (or such other period of time as mutually agreed by the Senior Officers) after such issue was first referred to them, then either Party may elect to initiate litigation in accordance with Section 14.8.2.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

14.8.2

Litigation. Should the informal resolution mechanism of Section 14.8.1 prove unsuccessful within the allotted period, then the English courts shall have exclusive jurisdiction to settle any Dispute. Each Party agrees not to raise any challenges to such jurisdiction on the grounds of forum non conveniens.

14.8.3

Interim Relief. Notwithstanding anything herein to the contrary, nothing in this Section 14.8 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section shall be specifically enforceable.

14.9	Notices.

14.9.1

Notice Requirements. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall sent by email to the relevant address in Section 14.9.2 and in each case it shall be sent for the attention of the relevant Party set out in Section 14.9.2 (or as otherwise notified from time to time in accordance with the provisions of Section 14.9.3). Any notice sent by email in accordance with this Section 14.9.1 shall be deemed to have been duly given when sent provided (i) a read receipt from each of the notice recipients has been received by the sender and (ii) a copy of the notice is sent by overnight courier to the postal address of the relevant Party (as set out in Section 14.9.2 below or as otherwise notified from time to time in accordance with the provisions of Section 14.9.3) on the same Business Day as the sending of the email, and provided further that if the sender of the email does not receive a read receipt from each of the notice recipients or receives an automated response from the recipient or a mail server indicating that the

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

recipient is out of office or that the email could not be delivered such notice shall be deemed delivered on the second Business Day after being deposited with the overnight courier. This Section 14.9.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

14.9.2	Address for Notice.

If to Ares, to:

[***]

with a copy (which shall not constitute notice) to:

[***]

If to Delta to:

F-star Delta Ltd.

Eddeva B920 Babraham Research Campus

Cambridge, CB22 3AT

UK

Attention: Legal Department

Email to all of: [***]

If to Beta to:

F-star Beta Ltd.

Eddeva B920 Babraham Research Campus

Cambridge, CB22 3AT

UK

Attention: Legal Department

Email to all of: [***]

If to F-star to:

F-star Biotechnology Ltd.

Eddeva B920 Babraham Research Campus

Cambridge, CB22 3AT

UK

Attention: Legal Department

Email to all of: [***]

If to F-star GmbH to:

F-star Biotechnologische Forschungs-und Entwicklungsges.m.b.H.

Eddeva B920 Babraham Research Campus

Cambridge, CB22 3AT

UK

Attention: Legal Department

Email to all of: [***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

14.9.3	A Party may notify the other Parties of a change to its name, relevant addressee or address for the purposes of this Section 14.9, provided that such notice shall only be effective on:

(a)	the date specified in the notice as the date on which the change is to take place; or

(b)	if no date is specified or the date specified is less than [***] after the date on which notice is given, the date following [***] after notice of any change has been given.

14.10

Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including (i) the Confidential Disclosure Agreement between Merck KGaA and F-star dated 12 May 2016 as amended on 9 May 2017; provided that (a) all “Confidential Information” disclosed or received thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement, and (b) all rights and obligations under such agreement will otherwise continue in full force and effect as provided therein. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release, or discharge shall be binding upon the Parties unless in writing and duly executed by authorised representatives of both Parties.

14.11

English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

14.12

Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise and does not affect its rights in relation to any other Party. No single or partial exercise of any such right or remedy under this Agreement shall preclude or restrict the further exercise of any such right or remedy. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

14.13

No Benefit to Third Parties. Except as provided in ARTICLE 12, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce this Agreement.

14.14

Further Assurance. Each party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

14.15

Relationship of the Parties. It is expressly agreed that Delta, on the one hand, and Ares, on the other hand, shall be independent contractors and that the relationship between the parties shall not constitute a partnership,

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

joint venture, or agency, including for tax purposes. Neither Delta, on the one hand, nor Ares, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a party shall be employees of such party and not of the other party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such party.

14.16

Counterparts; Facsimile Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument and which shall have the same effect as if each such Party had signed the same document. This Agreement may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures.

SIGNATURE PAGES FOLLOW.

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

IN WITNESS of which this Agreement has been duly executed as a deed and delivered on the Effective Date.

EXECUTED as a deed by ARES TRADING	)
S.A.	)

acting by:	)
)

and:

Director/Authorised signatory

Director/Authorised signatory

EXECUTED as a deed by F-STAR BETA	)
LIMITED	)

acting by:	)

in the presence of:	)

Director/Authorised signatory

Witness’ signature

Witness’ address

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXECUTED as a deed by F-STAR	)
BIOTECHNOLOGY LIMITED	)

acting by:	)
)

in the presence of:

Director/Authorised signatory

Witness’ signature

Witness’ address

EXECUTED as a deed by F-STAR DELTA	)
LIMITED	)

acting by:	)
)

in the presence of:

Director/Authorised signatory

Witness’ signature

Witness’ address

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXECUTED as a deed by F-STAR	)

BIOTECHNOLOGISCHE	)

)
FORSCHUNGS-UND	)

ENTWICKLUNGSGES.M.B.H

acting by:

in the presence of:

Director/Authorised signatory

Witness’ signature

Witness’ address

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 1.23

Beta Patents

Country	Application Number	Application Date	Status	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 1.47

[***]

Country	Application Number	Application Date	Status	Title
[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 1.75

[***]

Country Code	Application Number	Application Date	Status	Title
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 1.118

Preclinical Program Development Plan

[***]

[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 1.128

Subject mAb2

Project code	Fcab target	Fab target
[***]	[***]	[***]

[***]	[***]	[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 3.5

Approved Subcontractors

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[***]

[***]

[***]

[***]

[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 7.1

Option Exercise Fee

Program	Amount in €
[***]	[	***]
[***]	[	***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 7.2

Research and Development Costs

[***]

[***]	[***]

	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]

[***]

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Schedule 7.3

Milestone Payments

Development Milestone Payments

Milestone	Amount in €
[***]	[	***]

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Schedule 9.4

Press Release

(see following page)

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F-star expedites its transition to a wholly-owned portfolio strategy

•	Reconfigured collaboration represents major advancement in F-star’s pivot to a wholly-owned portfolio strategy

•	F-star retains lead clinical asset, first-in-class bispecific antibody, FS118

•	FS118 Phase 1 trial study continues according to F-star protocol

•	Merck exercises option for one discovery stage programme and retains option for second discovery programme from original collaboration

Cambridge, UK, 14 May 2019 – F-star, a clinical-stage biopharmaceutical company delivering tetravalent bispecific antibodies for a paradigm-shift in cancer therapy, today announced the reconfiguration of its immuno-oncology collaboration, established in 2017, with Merck KGaA, Darmstadt, Germany as it executes on its transition to a wholly-owned portfolio and builds scale and value as a world-class biopharmaceutical company.

Under the terms of the new agreement, F-star retains exclusive rights to develop and commercialise FS118, a clinical-stage tetravalent bispecific antibody. At the same time, Merck has exercised its option for one discovery stage programme and retains the right to option a second discovery programme from the 2017 original agreement. No financial terms of the agreement are being disclosed.

Eliot Forster, CEO of F-star, said: “This new agreement reflects our pivot to building a wholly-owned pipeline, that allows for rapid progress into the clinic and secures greater long-term value from our products. With full rights to FS118, we have an opportunity to accelerate the development of this first- in-class medicine for a group of targeted cancer patients. We are also pleased to continue our long- term collaboration with Merck KGaA, Darmstadt, Germany by advancing assets from F-star’s Modular Antibody TechnologyTM into their pipeline.”

FS118 is a potential first-in-class tetravalent bispecific antibody for the treatment of cancer, developed to overcome tumour evasion mechanisms promoted by two molecules (LAG-3: Lymphocyte-Activation Gene 3 and PD-L1: Programmed Death-Ligand 1) with the potential to restore the natural ability of the immune system to fight cancer(1). Initiated in April 2018 under F-star’s sponsorship, the Phase I trial (NCT03440437) continues as originally planned and is expected to read out during 2020.

(1)	LAG-3/PD-L1 mAb² can overcome PD-L1-mediated compensatory upregulation of LAG-3 induced by single-agent checkpoint blockade. Faroudi et al. (March 2019) - Poster at the annual AACR meeting

- ENDS -

CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

For further information, please contact:

For investor enquiries	For media enquiries

Lindsey Trickett VP Investor Relations & Communications +1 240 543 7970 lindsey.trickett@f-star.com	Pierre Peotta Communications Manager +44 (0)1223 948 094 +44 (0)7392 080 279 pierre.peotta@f-star.com

Consilium Strategic Communications Chris Gardner, Sue Stuart, David Daley Tel: +44 (0)20 3709 5700 E-mail: F-star@consilium-comms.com	US Catherine London, US President Tel: +1 917-763-2709 E-mail: F-star@consilium-comms.com

About F-star

F-star is a leading clinical-stage biopharmaceutical company delivering tetravalent bispecific antibodies for a paradigm-shift in cancer therapy. By developing medicines that seek to block tumour immune evasion, the Company’s goal is to offer patients greater and more durable benefits than current immuno-oncology treatments. Through its proprietary tetravalent, bispecific antibody (mAb²™) format, F-star is generating first- and best-in-class drug candidates with monoclonal antibody-like manufacturability. Building on the combined expertise of its world-class management team and scientific leadership, F-star is poised to deliver the next breakthrough immunotherapies for cancer patients.

Find out more at www.f-star.com. Connect with us via LinkedIn and Twitter

About FS118

Currently in a Phase I trial at four clinical sites in the United States, FS118 is a potentially first-in-class medicine for the treatment of resistant and refractory cancer. This tetravalent, bispecific antibody is developed to overcome tumour evasion mechanisms promoted by two highly immuno-suppressive molecules: LAG-3 (Lymphocyte-Activation Gene 3) and PD-L1 (Programmed Death-Ligand 1). By simultaneously blocking both inhibitory pathways, FS118 has preclinically demonstrated a potent anti- tumour growth activity(1) as well as a highly differentiated mechanism of action(2) when compared to checkpoint monotherapies alone or in combinations.

In April 2018, a Phase 1 clinical study started in patients who have progressed on or after a prior PD-1/PD-L1 containing therapy. Information about the trial is available on clinicaltrials.gov NCT03440437. FS118 is manufactured at 2000L scale using standard mAb manufacturing processes.

(1)

Dual blockade of PD-L1 and LAG-3 with FS118, a unique bispecific antibody, induces CD8+ T cell activation and modulates the tumour microenvironment to promote anti-tumour immune responses. Kraman et al. (April 2018) - Poster at the annual AACR meeting

(2)	LAG-3/PD-L1 mAb² can overcome PD-L1-mediated compensatory upregulation of LAG-3 induced by single-agent checkpoint blockade. Faroudi et al. (March 2019) - Poster at the annual AACR meeting]

CONFIDENTIAL

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Schedule 9.5

Agreed Publications

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Schedule 11.2

Business Warranties of F-star Parties

1.

All Licensed Patents existing as of the Effective Date are set forth in Schedules 1.93, 1.23, 1.47 and 1.75 hereto, and all Licensed Patents (i) are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, and (ii) all applicable fees have been paid on or before the due date for such payments.

2.	Delta is the sole and exclusive owner of, or Controls, the Delta IP.

3.	Beta is the sole and exclusive owner of, or Controls, the Beta IP.

4.	F-star and/or F-star GmbH is the sole and exclusive owner of, or Controls, the F-star IP.

5.

Delta has the necessary rights under the Beta IP, Delta IP and F-star IP licensed to Ares under this Agreement to conduct each Preclinical Program Development Plan in the manner contemplated under this Agreement and the relevant development plans.

6.

The F-star Parties Know-How constitutes all Know-How owned or Controlled by the F-star Parties as of the Effective Date that is directly related to, or are necessary or useful for, the research, Development, Manufacture, use or Commercialization of the Subject mAb² and Licensed Product.

7.

There are no written claims, judgments, or settlements against, or amounts with respect thereto, owed by an F-star Party or any of their respective Affiliates, relating to (i) the Licensed Patents existing as of the Effective Date, or (ii) the Delta IP. No written claim or litigation has been brought or threatened by any Person alleging that (a) the Licensed Patents existing as of the Effective Date are invalid or unenforceable, or (b) Licensed Patents existing as of the Effective Date, or the Delta IP, or the disclosing, copying, making, assigning, or licensing of the Licensed Patents existing as of the Effective Date or the Delta IP as contemplated by this Agreement violates, infringes, misappropriates or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party.

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8.

Neither Delta, nor any of its Affiliates have previously assigned, transferred, conveyed or otherwise encumbered its right, title or interest in or to the Subject mAb[2] and the Beta IP, Delta IP and F-star IP in a manner that would prevent (i) Delta from performing each Preclinical Program Development Plan in the manner contemplated under this Agreement; or (ii) Ares or its Affiliates, subcontractors, and Sublicensees from researching, Developing, Manufacturing or Commercializing Subject mAb² and Licensed Products or from otherwise exploiting its rights and licenses granted or assigned by Delta or any of its Affiliates hereunder.

9.

There are no pending claims, judgments or settlements against, or amounts owed to a Third Party by Delta or any of its Affiliates in connection with a claim, judgment or settlement, involving the Subject mAb[2] or the Beta IP, Delta IP and F-star IP licensed by Delta to Ares under this Agreement and Delta has not received written notice threatening any such claims.

10.

To Delta’s knowledge, all information disclosed to Ares by Delta relating to the Subject mAb[2], the Beta IP, Delta IP and F-star IP and the materials and methods to be employed by Delta in the execution of the Preclinical Program Development Plans and this Agreement is, at the time of disclosure, accurate in all material respects.

11.	To Delta’s knowledge, no person is infringing or threatening to infringe or misappropriate or threatening to misappropriate the Beta IP, Delta IP and F-star IP.

12.

Each person who has or has had any rights in or to any of the Subject mAb[2] or the Beta IP, Delta IP and F-star IP in each case existing as of the Effective Date and owned by Delta, Beta and/or F-star has assigned and has executed, or will assign or execute, an agreement assigning its entire right, title and interest in and to such Intellectual Property to Delta, Beta or F-star (as the case may be) and as far as Delta is aware, each person who has or has had any rights in or to any Subject mAb[2] or the Beta IP, Delta IP and F-star IP in each case existing as of the Effective Date and licensed to Delta, Beta or F-star (as the case may be) by a Third Party has assigned and has executed an agreement assigning its entire right, title and interest in and to such Subject mAb[2] or Delta, Beta or F-star to such Third Party.

CONFIDENTIAL

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13.

Other than the Intellectual Property that is licensed or assigned by Delta to Ares in this Agreement and as disclosed in paragraph 9, Delta has not received any written notice of any Intellectual Property Controlled by a Third Party that would be infringed, either by Ares or Delta, in the course of conducting the Development activities contemplated by this Agreement, or the other Exploitation of any Subject mAb[2] or Licensed Product as contemplated hereunder. To Delta’s knowledge, the practice of the inventions as claimed in the F-star Patents in relation to the Subject mAb[2] does not infringe any intellectual property rights of any Third Party

14.

To the best of its knowledge and belief without having conducted any special inquiry, Delta does not require any additional licenses or other intellectual property rights or other rights or consents from any of its Affiliates in order for Delta to conduct the Development activities contemplated to be conducted by Delta pursuant to the Preclinical Programs Development Plans hereunder.

15.	All research and development related to the Subject mAb² and Licensed Product prior to the Effective Date has been conducted in accordance with all Applicable Laws.

16.

The F-star Parties have obtained any and all relevant consents required to allow the grant of the licences contemplated by this Agreement and the Delta IP Licence. After giving effect to this Agreement and the Delta IP Licence, there exist no breaches, defaults or events which would (with the giving of notice, the passage of time or both) give rise to a breach, default or other right to terminate or modify any material contract.

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Schedule 11.2A

F-star Parties Disclosure Schedule

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CONFIDENTIAL

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.